UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21686

Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: January 31

Date of reporting period: 1/29/2016

Item 1. Reports to Stockholders.

Annual Report 1/31/2016
OppenheimerFunds(R)
The Right Way to Invest
Oppenheimer Portfolio Series Investor Conservative Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	S&P 500 Index
1-Year	-3.68%	-9.21%	-0.16%	-0.67%

5-Year	3.21	1.99	3.51	10.91

10-Year	0.77	0.17	4.66	6.48

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*January 29, 2016, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

2      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Performance Discussion1

In a volatile market environment, the Fund’s Class A shares (without sales charge) produced a total return of -3.68%. On a relative basis, the Fund underperformed the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, which returned -0.16% and -0.67%, respectively.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes,

particularly over the second half of 2015 and January 2016. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

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FUND REVIEW

In this environment, the Fund experienced losses across asset classes. The Fund’s allocation to domestic fixed-income funds declined the least. In this area, Oppenheimer Limited-Term Government Fund produced a muted positive return for the Fund and Oppenheimer Core Bond Fund generated a slight negative return. Oppenheimer Limited-Term Government Fund performed roughly in line with its benchmark, the Barclays U.S. 1-3 Year Government Bond Index. An allocation to mortgage-backed securities (“MBS”) benefited this underlying fund during the reporting period. Oppenheimer Core Bond Fund outperformed its benchmarks: the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index. MBS was also the strongest performing area for this underlying fund. A primary detractor from the underlying fund’s performance this reporting period was its underweight to U.S. Treasuries, which performed well as investors sought out safety. The Fund’s investment in Oppenheimer Master Loan Fund, LLC, which invests primarily in senior loans, detracted slightly from performance. This underlying fund produced a negative return and underperformed its benchmark, the J.P. Morgan Leveraged Loan Index. Senior floating-rate bank loans generally experienced declines in a difficult market environment.

Although the Fund’s overall allocation to foreign equity funds produced a negative return, it received a positive contribution from

Oppenheimer International Small-Mid Company Fund, which had a positive return and significantly outperformed the negative return of its benchmark, the MSCI All Country World ex-U.S. SMID Index. This underlying fund outperformed its benchmark in eight out of ten sectors, led by health care, information technology, industrials and consumer discretionary. The Fund’s other foreign equity holdings produced negative absolute results: Oppenheimer International Growth Fund, Oppenheimer International Value Fund and Oppenheimer Developing Markets Fund. However, they each outperformed their respective benchmarks during the reporting period (the MSCI AC World ex-U.S. Index for Oppenheimer International Growth Fund and Oppenheimer International Value Fund, and the MSCI Emerging Markets Index for Oppenheimer Developing Markets Fund).

The most significant detractors from performance during the reporting period were Fund’s investments in domestic equity funds and Oppenheimer International Bond Fund. Among domestic equity funds, Oppenheimer Value Fund was the most significant detractor from performance. Oppenheimer Value Fund experienced declines and underperformed its benchmark, the Russell 1000 Value Index. Value stocks generally underperformed growth stocks during the reporting period, as investors were willing to pay a premium for companies that exhibit higher-than-average growth. Oppenheimer Capital Appreciation Fund, Oppenheimer Main Street Mid Cap Fund and Oppenheimer Main Street Small Cap Fund also experienced declines. On a

4      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

relative basis, Oppenheimer Capital Appreciation Fund and Oppenheimer Main Street Mid Cap Fund underperformed their respective benchmarks, the S&P 500 Index and the Russell 1000 Growth Index for Oppenheimer Capital Appreciation Fund and the Russell Midcap Index for Oppenheimer Main Street Mid Cap Fund. Oppenheimer Main Street Small Cap Fund outperformed its benchmark, the Russell 2000 Index.

Oppenheimer International Bond Fund declined in what was a volatile period for international bond markets. However, this underlying fund outperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index.

The Fund’s exposure to alternative investments also detracted from performance. In this area, the most significant detractors were Oppenheimer Gold & Special Minerals Fund, Oppenheimer Commodity Strategy Total Return Fund and Oppenheimer Master Inflation Protected Securities Fund, LLC. Oppenheimer Gold & Special Minerals Fund produced a negative return in what was a bear market for gold stocks, as investors continued to respond negatively to global economic concerns, geopolitical conflicts, and falling prices of crude oil, natural gas, and industrial metals. Against this backdrop, this underlying fund significantly underperformed its benchmark, the MSCI World Index, as the broad global equity markets produced positive returns, whereas gold stocks declined sharply. However, this underlying fund outperformed the Philadelphia Gold & Silver Index. Oppenheimer Commodity Strategy Total Return Fund was negatively impacted by a difficult environment for commodities. Several factors help to explain the weakness in commodities during the year, including slowing economic growth in China, the emerging markets and certain developed markets, supply/demand at the commodity level, inventories, weather, lack of inflation and relative monetary policy. This underlying fund underperformed its benchmark, the Bloomberg Commodity Index, during the reporting period. Oppenheimer Master Inflation Protected Securities Fund, LLC invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. Investing in TIPS can help protect against an increase in inflation. This underlying fund produced a negative return in an environment where inflation in the U.S. remained tame.

Mark Hamilton Portfolio Manager

Dokyoung Lee Portfolio Manager

5      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Top Holdings and Allocations*

ASSET CLASS ALLOCATION

Domestic Fixed Income Funds	44.6%
Domestic Equity Funds	21.4
Alternative Funds	17.7
Foreign Fixed Income Fund	10.8
Foreign Equity Funds	4.2
Money Market Fund	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Core Bond Fund, Cl. I	27.4%
Oppenheimer Limited-Term Government Fund, Cl. I	12.2
Oppenheimer International Bond Fund, Cl. I	10.9
Oppenheimer Capital Appreciation Fund, Cl. I	9.3
Oppenheimer Value Fund, Cl. I	9.1
Oppenheimer Master Inflation Protected Securities Fund, LLC	7.6
Oppenheimer Master Loan Fund, LLC	5.0
Oppenheimer Global Multi Strategies Fund, Cl. I	4.7
Oppenheimer Real Estate Fund, Cl. I	3.2
Oppenheimer International Growth Fund, Cl. I	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*January 29, 2016, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	-3.68%	3.21%	0.77%
Class B (OBCIX)	4/5/05	-4.45%	2.37%	0.26%
Class C (OCCIX)	4/5/05	-4.48%	2.42%	-0.02%
Class R (ONCIX)	4/5/05	-3.89%	2.93%	0.47%
Class Y (OYCIX)	4/5/05	-3.54%	3.47%	1.06%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	-9.21%	1.99%	0.17%
Class B (OBCIX)	4/5/05	-9.17%	2.01%	0.26%
Class C (OCCIX)	4/5/05	-5.42%	2.42%	-0.02%
Class R (ONCIX)	4/5/05	-3.89%	2.93%	0.47%
Class Y (OYCIX)	4/5/05	-3.54%	3.47%	1.06%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the

7      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$ 1,000.00	$ 958.00	$ 2.10
Class B	1,000.00	954.50	5.77
Class C	1,000.00	954.10	5.72
Class R	1,000.00	956.90	3.32
Class Y	1,000.00	959.30	0.93
Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.79	2.17
Class B	1,000.00	1,019.05	5.96
Class C	1,000.00	1,019.10	5.91
Class R	1,000.00	1,021.54	3.43
Class Y	1,000.00	1,023.98	0.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.43%
Class B	1.18
Class C	1.17
Class R	0.68
Class Y	0.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS January 29, 2016*

	Shares	Value

Investment Companies—100.2%[1]
Alternative Funds—17.8%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	4,244,615	$7,046,019

Oppenheimer Global Multi Strategies Fund, Cl. I	1,123,223	27,226,931

Oppenheimer Gold & Special Minerals Fund, Cl. I2	609,293	6,409,758

Oppenheimer Master Inflation Protected Securities Fund, LLC	3,873,035	44,703,580

Oppenheimer Real Estate Fund, Cl. I	714,912	18,487,635

		103,873,923

Domestic Equity Funds—21.4%
Oppenheimer Capital Appreciation Fund, Cl. I	1,007,659	54,232,212

Oppenheimer Main Street Mid Cap Fund, Cl. I	387,085	9,429,394

Oppenheimer Main Street Small Cap Fund, Cl. I	746,638	8,310,079

Oppenheimer Value Fund, Cl. I	1,833,644	53,359,052

		125,330,737

Domestic Fixed Income Funds—44.6%
Oppenheimer Core Bond Fund, Cl. I	23,558,093	159,959,450

Oppenheimer Limited-Term Government Fund, Cl. I	15,989,888	71,634,700

Oppenheimer Master Loan Fund, LLC	2,054,602	29,002,416

		260,596,566

Foreign Equity Funds—4.2%
Oppenheimer Developing Markets Fund, Cl. I	119,970	3,389,140

Oppenheimer International Growth Fund, Cl. I	293,348	10,014,891

Oppenheimer International Small-Mid Company Fund, Cl. I	83,888	2,920,125

Oppenheimer International Value Fund, Cl. I	519,346	8,454,946

		24,779,102

Foreign Fixed Income Fund—10.9%
Oppenheimer International Bond Fund, Cl. I	11,556,443	63,444,870

Money Market Fund—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[3]	7,391,719	7,391,719

Total Investments, at Value (Cost $584,956,190)	100.2%	585,416,917

Net Other Assets (Liabilities)	(0.2)	(1,137,876)

Net Assets	100.0%	$584,279,041

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STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 30, 2015[a]	Gross Additions		Gross Reductions	Shares January 29, 2016[a]

Oppenheimer Capital Appreciation Fund, Cl. I	896,582	191,611		80,534	1,007,659
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	4,278,585	691,612		725,582	4,244,615
Oppenheimer Core Bond Fund, Cl. I	22,803,520	3,040,579		2,286,006	23,558,093
Oppenheimer Developing Markets Fund, Cl. I	119,453	14,998		14,481	119,970
Oppenheimer Global Multi Strategies Fund, Cl. I	1,096,904	137,749		111,430	1,123,223
Oppenheimer Gold & Special Minerals Fund, Cl. I	615,046	94,709		100,462	609,293
Oppenheimer Institutional Money Market Fund, Cl. E	7,406,062	750,006		764,349	7,391,719
Oppenheimer International Bond Fund, Cl. I	11,160,100	1,603,621		1,207,278	11,556,443
Oppenheimer International Growth Fund, Cl. I	290,448	34,509		31,609	293,348
Oppenheimer International Small-Mid Company Fund, Cl. Ib	83,709	8,110		7,931	83,888
Oppenheimer International Value Fund, Cl. I	515,257	59,523		55,434	519,346
Oppenheimer Limited-Term Government Fund, Cl. I	7,845,350	9,381,700	[c]	1,237,162	15,989,888
Oppenheimer Main Street Mid Cap Fund, Cl. I	342,765	77,220		32,900	387,085
Oppenheimer Main Street Small Cap Fund, Cl. I	744,755	75,771		73,888	746,638
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,880,956	388,876		396,797	3,873,035
Oppenheimer Master Loan Fund, LLC	2,058,790	204,702		208,890	2,054,602
Oppenheimer Real Estate Fund, Cl. I	648,355	124,716		58,159	714,912
Oppenheimer Value Fund, Cl. I	1,810,054	201,954		178,364	1,833,644

	Value	Income	Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Id	$54,232,212	$—	$2,269,868
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	7,046,019	—	(83,943)
Oppenheimer Core Bond Fund, Cl. I	159,959,450	5,482,741	2,595,971
Oppenheimer Developing Markets Fund, Cl. I	3,389,140	35,549	60,440
Oppenheimer Global Multi Strategies Fund, Cl. Ie	27,226,931	353,801	69,996
Oppenheimer Gold & Special Minerals Fund, Cl. I	6,409,758	—	(43,019)
Oppenheimer Institutional Money Market Fund, Cl. E	7,391,719	13,044	—
Oppenheimer International Bond Fund, Cl. I	63,444,870	1,863,140	77,714

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Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)
Oppenheimer International Growth Fund, Cl. I	$10,014,891	$134,725	$443,739
Oppenheimer International Small-Mid Company Fund, Cl. Ib	2,920,125	11,711	144,255
Oppenheimer International Value Fund, Cl. I	8,454,946	96,236	221,358
Oppenheimer Limited-Term Government Fund, Cl. I	71,634,700	1,484,950	245,509
Oppenheimer Main Street Mid Cap Fund, Cl. If	9,429,394	82,470	386,348
Oppenheimer Main Street Small Cap Fund, Cl. Ig	8,310,079	67,289	41,089
Oppenheimer Master Inflation Protected Securities Fund, LLC	44,703,580	357,823[h]	137,065[h]
Oppenheimer Master Loan Fund, LLC	29,002,416	1,645,936[i]	(580,441)[i]
Oppenheimer Real Estate Fund, Cl. I	18,487,635	432,537	1,051,930
Oppenheimer Value Fund, Cl. I	53,359,052	932,846	2,893,071

Total	$585,416,917	$12,994,798	$9,930,950

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Prior to December 29, 2015, this Fund was named Oppenheimer International Small Company Fund.

c. All or a portion is the result of a corporate action.

d. This fund distributed realized gains of $6,682,275.

e. This fund distributed realized gains of $359,254.

f. This fund distributed realized gains of $1,080,449.

g. This fund distributed realized gains of $1,351,848.

h. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

i. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $584,956,190)	$585,416,917
Cash	235,375
Receivables and other assets:
Dividends	702,097
Shares of beneficial interest sold	384,186
Other	26,048
Total assets	586,764,623
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,196,368
Investments purchased	1,105,143
Distribution and service plan fees	122,888
Trustees’ compensation	31,475
Shareholder communications	7,107
Other	22,601
Total liabilities	2,485,582
Net Assets	$584,279,041

Composition of Net Assets
Par value of shares of beneficial interest	$68,650
Additional paid-in capital	673,154,962
Accumulated net investment income	2,715,874
Accumulated net realized loss on investments	(92,121,172)
Net unrealized appreciation on investments	460,727
Net Assets	$584,279,041

14      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $381,635,542 and 44,696,820 shares of beneficial interest outstanding)	$8.54

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.06

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,285,115 and 1,321,179 shares of beneficial interest outstanding)	$8.54

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $150,838,047 and 17,882,478 shares of beneficial interest outstanding)	$8.43

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,441,996 and 4,157,321 shares of beneficial interest outstanding)	$8.53

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $5,078,341 and 592,598 shares of beneficial interest outstanding)	$8.57

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 29, 20161

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$ 355,447
Dividends	2,376
Net expenses	(202,191)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	155,632

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,643,987
Dividends	1,949
Net expenses	(103,832)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,542,104

Total allocation of net investment income from master funds	1,697,736

Investment Income
Dividends from affiliated companies	10,991,039

Interest	839

Total investment income	10,991,878

Expenses
Distribution and service plan fees:
Class A	948,557
Class B	141,596
Class C	1,588,694
Class R	197,791

Transfer and shareholder servicing agent fees:
Class A	846,501
Class B	31,248
Class C	349,967
Class R	87,340
Class Y	16,825

Shareholder communications:
Class A	15,641
Class B	1,417
Class C	5,858
Class R	961
Class Y	121

Trustees’ compensation	9,406

Custodian fees and expenses	6,847

Borrowing fees	5,317

Other	98,423

Total expenses	4,352,510
Less waivers and reimbursements of expenses	(605,401)

Net expenses	3,747,109

Net Investment Income	8,942,505

16      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from affiliated companies	$ 10,374,326
Distributions received from affiliated companies	9,473,826
Increase from payment by affiliate	55,848

Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	137,065
Oppenheimer Master Loan Fund, LLC	(580,441)

Net realized gain	19,460,624

Net change in unrealized appreciation/depreciation on investments	(49,208,585)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	(1,847,191)
Oppenheimer Master Loan Fund, LLC	(1,603,269)

Net change in unrealized appreciation/depreciation	(52,659,045)

Net Decrease in Net Assets Resulting from Operations	$ (24,255,916)

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]
Operations
Net investment income	$8,942,505	$9,282,081
Net realized gain	19,460,624	23,488,087
Net change in unrealized appreciation/depreciation	(52,659,045)	(2,831,524)
Net increase (decrease) in net assets resulting from operations	(24,255,916)	29,938,644

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,720,528)	(6,195,090)
Class B	(149,192)	(129,428)
Class C	(2,309,593)	(1,541,446)
Class R2	(700,969)	(616,891)
Class Y	(120,769)	(140,533)
	(12,001,051)	(8,623,388)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	27,964,622	35,673,986
Class B	(5,622,808)	(6,749,607)
Class C	(2,807,004)	3,197,962
Class R2	(5,220,226)	(2,049,003)
Class Y	(1,498,399)	3,317,396
	12,816,185	33,390,734
Net Assets
Total increase (decrease)	(23,440,782)	54,705,990
Beginning of period	607,719,823	553,013,833
End of period (including accumulated net investment income of $2,715,874 and $4,737,590, respectively)	$584,279,041	$607,719,823

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended January 29, 2016 [1]	Year Ended January 30, 2015 [1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.07	$8.74	$8.57	$8.13	$8.12

Income (loss) from investment operations:
Net investment income[2]	0.15	0.17	0.18	0.20	0.25
Net realized and unrealized gain (loss)	(0.48)	0.31	0.14	0.42	0.00[3]

Total from investment operations	(0.33)	0.48	0.32	0.62	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.15)	(0.15)	(0.18)	(0.24)

Net asset value, end of period	$8.54	$9.07	$8.74	$8.57	$8.13

Total Return, at Net Asset Value[4]	(3.68)%	5.54%	3.75%	7.62%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$381,636	$377,253	$328,792	$312,860	$238,435

Average net assets (in thousands)	$385,849	$356,752	$321,008	$263,955	$228,718

Ratios to average net assets:[5,6]
Net investment income	1.70%	1.84%	2.04%	2.33%	3.05%
Expenses excluding interest and fees from borrowings	0.54%	0.53%	0.52%	0.49%	0.48%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%
Total expenses[8]	0.54%	0.53%	0.52%	0.49%	0.48%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.44%	0.43%	0.41%	0.41%	0.48%

Portfolio turnover rate	10%	14%	12%	27%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1 .07%
Year Ended January 30, 2015	1 .06%
Year Ended January 31, 2014	1 .08%
Year Ended January 31, 2013	1 .08%
Year Ended January 31, 2012	1 .10%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended January 29, 2016 [1]	Year Ended January 30, 2015 [1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$9.05	$8.70	$8.52	$8.07	$8.07

Income (loss) from investment operations:
Net investment income[2]	0.09	0.09	0.10	0.12	0.18
Net realized and unrealized gain (loss)	(0.49)	0.33	0.15	0.43	(0.01)

Total from investment operations	(0.40)	0.42	0.25	0.55	0.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.07)	(0.07)	(0.10)	(0.17)

Net asset value, end of period	$8.54	$9.05	$8.70	$8.52	$8.07

Total Return, at Net Asset Value[3]	(4.45)%	4.78%	2.90%	6.84%	2.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,285	$17,607	$23,457	$30,526	$31,443

Average net assets (in thousands)	$14,222	$20,359	$26,741	$30,910	$30,889

Ratios to average net assets:[4,5]
Net investment income	0.95%	1.04%	1.16%	1.47%	2.16%
Expenses excluding interest and fees from borrowings	1.30%	1.28%	1.31%	1.31%	1.34%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.30%	1.28%	1.31%	1.31%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.18%	1.20%	1.23%	1.34%

Portfolio turnover rate	10%	14%	12%	27%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1 .83%
Year Ended January 30, 2015	1 .81%
Year Ended January 31, 2014	1 .87%
Year Ended January 31, 2013	1 .90%
Year Ended January 31, 2012	1 .96%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class C	Year Ended January 29, 2016 [1]	Year Ended January 30, 2015 [1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.96	$8.63	$8.47	$8.04	$8.04
Income (loss) from investment operations:
Net investment income[2]	0.08	0.10	0.11	0.13	0.19
Net realized and unrealized gain (loss)	(0.48)	0.32	0.14	0.42	(0.01)

Total from investment operations	(0.40)	0.42	0.25	0.55	0.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.09)	(0.09)	(0.12)	(0.18)
Net asset value, end of period	$8.43	$8.96	$8.63	$8.47	$8.04

Total Return, at Net Asset Value[3]	(4.48)%	4.83%	2.89%	6.90%	2.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$150,838	$163,041	$153,973	$153,128	$119,266
Average net assets (in thousands)	$159,469	$160,307	$154,195	$131,124	$112,026
Ratios to average net assets:[4,5]
Net investment income	0.95%	1.08%	1.26%	1.59%	2.29%
Expenses excluding interest and fees from borrowings	1.29%	1.28%	1.28%	1.23%	1.24%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.29%	1.28%	1.28%	1.23%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.18%	1.17%	1.15%	1.24%

Portfolio turnover rate	10%	14%	12%	27%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.82%
Year Ended January 30, 2015	1.81%
Year Ended January 31, 2014	1.84%
Year Ended January 31, 2013	1.82%
Year Ended January 31, 2012	1.86%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended January 29, 2016 [1]	Year Ended January 30, 2015 [1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$9.05	$8.72	$8.55	$8.10	$8.09

Income (loss) from investment operations:
Net investment income[2]	0.13	0.14	0.15	0.17	0.22
Net realized and unrealized gain (loss)	(0.48)	0.32	0.14	0.43	0.00[3]

Total from investment operations	(0.35)	0.46	0.29	0.60	0.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.13)	(0.12)	(0.15)	(0.21)

Net asset value, end of period	$8.53	$9.05	$8.72	$8.55	$8.10

Total Return, at Net Asset Value[4]	(3.89)%	5.28%	3.40%	7.40%	2.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,442	$42,872	$43,246	$50,510	$47,055

Average net assets (in thousands)	$39,789	$43,215	$47,223	$46,844	$50,465

Ratios to average net assets:[5,6]
Net investment income	1.44%	1.58%	1.69%	2.00%	2.69%
Expenses excluding interest and fees from borrowings	0.79%	0.78%	0.79%	0.80%	0.77%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.79%	0.78%	0.79%	0.80%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.68%	0.68%	0.72%	0.77%

Portfolio turnover rate	10%	14%	12%	27%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.32%
Year Ended January 30, 2015	1.31%
Year Ended January 31, 2014	1.35%
Year Ended January 31, 2013	1.39%
Year Ended January 31, 2012	1.39%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class Y	Year Ended January 29, 2016 [1]	Year Ended January 30, 2015 [1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.10	$8.77	$8.60	$8.15	$8.14

Income (loss) from investment operations:
Net investment income[2]	0.17	0.20	0.21	0.22	0.28
Net realized and unrealized gain (loss)	(0.49)	0.31	0.14	0.43	0.00[3]

Total from investment operations	(0.32)	0.51	0.35	0.65	0.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.18)	(0.18)	(0.20)	(0.27)

Net asset value, end of period	$8.57	$9.10	$8.77	$8.60	$8.15

Total Return, at Net Asset Value[4]	(3.54)%	5.85%	4.01%	7.96%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,078	$6,947	$3,546	$2,886	$3,015

Average net assets (in thousands)	$7,659	$4,601	$3,099	$2,922	$2,522

Ratios to average net assets:[5,6]
Net investment income	1.93%	2.22%	2.37%	2.58%	3.42%
Expenses excluding interest and fees from borrowings	0.29%	0.28%	0.27%	0.21%	0.17%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.29%	0.28%	0.27%	0.21%	0.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.18%	0.16%	0.13%	0.17%

Portfolio turnover rate	10%	14%	12%	27%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	0.82%
Year Ended January 30, 2015	0.81%
Year Ended January 31, 2014	0.83%
Year Ended January 31, 2013	0.80%
Year Ended January 31, 2012	0.79%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans.

Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

24      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provisions are required, however, during the reporting period, the Fund paid federal excise tax of $55,848. The Fund files income tax returns in U.S. federal and applicable state

25      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$2,067,685	$—	$44,015,339	$46,966,289

1. At period end, the Fund had $44,015,339 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2019	$44,015,339

2. During the reporting period, the Fund utilized $13,274,368 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $19,900,443 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$1,036,830	$1,036,830

The tax character of distributions paid during the reporting periods:

26      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

2. Significant Accounting Policies (Continued)

	Year Ended	Year Ended
	January 31, 2016	January 31, 2015
Distributions paid from:
Ordinary income	$12,001,051	$8,623,388

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$632,383,206

Gross unrealized appreciation	$29,398,845
Gross unrealized depreciation	(76,365,134)

Net unrealized appreciation	$(46,966,289)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for

27      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

    If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

28      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Investment Companies	$511,710,921	$	73,705,996	$	—	$	585,416,917

Total Assets	$511,710,921	$	73,705,996	$	—	$	585,416,917

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

    Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Significant Holdings. As of year-end, the Fund’s investment in Oppenheimer Core Bond Fund, accounted for 27.4% of the Fund’s net assets. Additional information on Oppenheimer Core Bond Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Master Loan is to seek income. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Fund owns 2.7% of Master Loan and 27.4% of Master Inflation Protected Securities at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

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5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 29, 2016 [1]		Year Ended January 30, 2015 [1]
	Shares	Amount	Shares	Amount
Class A
Sold	13,736,193	$123,603,415	12,661,976	$114,800,585
Dividends and/or distributions reinvested	985,910	8,557,696	670,257	6,052,424
Redeemed	(11,601,393)	(104,196,489)	(9,384,529)	(85,179,023)

Net increase	3,120,710	$27,964,622	3,947,704	$35,673,986

Class B
Sold	91,136	$811,048	234,514	$2,112,148
Dividends and/or distributions reinvested	17,013	147,848	14,142	127,556
Redeemed	(731,776)	(6,581,704)	(1,000,067)	(8,989,311)

Net decrease	(623,627)	$(5,622,808)	(751,411)	$(6,749,607)

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NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended January 29, 2016 [1]		Year Ended January 30, 2015 [1]
	Shares	Amount	Shares	Amount
Class C
Sold	4,313,849	$38,175,887	4,720,028	$42,167,152
Dividends and/or distributions reinvested	263,320	2,259,284	168,450	1,504,257
Redeemed	(4,885,464)	(43,242,175)	(4,533,367)	(40,473,447)

Net increase (decrease)	(308,295)	$(2,807,004)	355,111	$3,197,962

Class R2
Sold	1,126,601	$10,132,069	1,320,472	$11,942,630
Dividends and/or distributions reinvested	76,802	665,873	65,031	585,933
Redeemed	(1,781,921)	(16,018,168)	(1,611,082)	(14,577,566)

Net decrease	(578,518)	$(5,220,226)	(225,579)	$(2,049,003)

Class Y
Sold	463,007	$4,184,996	757,169	$6,955,195
Dividends and/or distributions reinvested	13,552	118,035	6,665	60,318
Redeemed	(647,624)	(5,801,430)	(404,549)	(3,698,117)

Net increase (decrease)	(171,065)	$(1,498,399)	359,285	$3,317,396

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$79,782,817	$59,898,231

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.48%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the

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8. Fees and Other Transactions with Affiliates (Continued)

indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ —
Payments Made to Retired Trustees	1,596
Accumulated Liability as of January 29, 2016	10,991

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

33      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
January 29, 2016	$202,023	$191	$19,577	$21,374	$186

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed

34      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

the annual rate of 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include interest and fees from borrowings and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This waiver and/or reimbursement may be modified or terminated as set forth according to the terms in the prospectus.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager waived fees and/or reimbursed the Fund $605,401. This waiver and/or reimbursement may be terminated at any time.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

35      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

36      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Conservative Investor Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 29, 2016, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conservative Investor Fund as of January 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 24, 2016

37      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 14.26% to arrive at the amount eligible for the corporate dividend-received deduction. A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $1,842,455 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $6,079,828 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $40,626 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $301,184 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

39      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton and Dokyoung Lee, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund invests (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the conservative allocation category. The Board noted that the Fund’s one-year performance was better than its category median although its three-year and five-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the expenses borne by the Fund. The Adviser does not charge a management fee to the Fund; however, the Adviser collects indirect management fees from the Fund’s Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load conservative allocation funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commission, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.25% for Class A shares, 2.00% for Class B shares,

40      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

2.00% for Class C shares, 1.50% for Class R shares, and 1.00% for Class Y shares as calculated on the daily net assets of the Fund. After discussions with the Board, the Adviser has also agreed to contractually waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable fee waivers and/or expense reimbursements that apply. The Adviser is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. These fee waivers and/or expense reimbursements may be amended or withdrawn at any time without prior notice to shareholders. The Board noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct management fees. The Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Fund currently does not charge a management fee.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Portfolio Series: Conservative Investor Fund	12/22/15	74.5%	25.5%	0.0%

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  TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005);Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996- 1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007- 2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become

45      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

  TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Mary F. Miller, Continued	familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008- 2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of the Manager (January 2013- May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009- October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009- April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

47      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	CIO Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (1994-2013) as an Investment Director of Dynamic Asset Allocation (2010-2013), Head of North American Blend Team (2009-2010), and Senior Portfolio Manager of Blend Strategies (2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

48      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub- Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

50      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55      OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET. Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, NewYork, NY10281-1008 © 2016 OppenheimerFunds Distributor, Inc. All rights reserved. RA0540.001.0116 March 24, 2016

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
			Barclays U.S. Aggregate Bond Index	S&P 500 Index
	Without Sales Charge	With Sales Charge

1-Year	-4.24%	-9.75%	-0.16%	-0.67%
5-Year	4.70	3.46	3.51	10.91
10-Year	1.93	1.33	4.66	6.48

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual's investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*January 29, 2016, was the last business day of the Fund’s fiscal year end. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

2      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Performance Discussion1

In a volatile market environment, the Fund’s Class A shares (without sales charge) produced a total return of -4.24%. On a relative basis, the Fund underperformed the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, which returned -0.16% and -0.67%, respectively.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes, particularly over the second half of 2015 and January 2016. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

3       OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities.

FUND REVIEW

In this environment, the Fund experienced losses across asset classes. The Fund’s allocation to domestic fixed-income funds declined the least. In this area, Oppenheimer Limited-Term Government Fund produced a muted positive return for the Fund and Oppenheimer Core Bond Fund generated a slight negative return. Oppenheimer Limited-Term Government Fund performed roughly in line with its benchmark, the Barclays U.S. 1-3 Year Government Bond Index. An allocation to mortgage-backed securities (“MBS”) benefited this underlying fund during the reporting period. Oppenheimer Core Bond Fund outperformed its benchmarks: the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index. MBS was also the strongest performing area for this underlying fund. A primary detractor from the underlying fund’s performance this reporting period was its underweight to U.S. Treasuries, which performed well as investors sought out safety. The Fund’s investment in Oppenheimer Master Loan Fund, LLC, which invests primarily in senior loans, detracted slightly from performance. This underlying fund produced a negative return and underperformed its benchmark, the J.P. Morgan Leveraged Loan Index. Senior floating-rate bank loans generally experienced declines in a difficult market environment.

Although the Fund’s overall allocation to foreign equity funds produced a negative return, it received a positive contribution from Oppenheimer International Small-Mid Company Fund, which had a positive return and significantly outperformed the negative return of its benchmark, the MSCI All Country World ex-U.S. SMID Index. This underlying fund outperformed its benchmark in eight out of ten sectors, led by health care, information technology, industrials and consumer discretionary. The Fund’s other foreign equity holdings produced negative absolute results: Oppenheimer International Growth Fund, Oppenheimer International Value Fund and Oppenheimer Developing Markets Fund. However, they each outperformed their respective benchmarks during the reporting period (the MSCI AC World ex-U.S. Index for Oppenheimer International Growth Fund and Oppenheimer International Value Fund, and the MSCI Emerging Markets Index for Oppenheimer Developing Markets Fund).

The most significant detractors from performance during the reporting period were Fund’s investments in domestic equity funds and Oppenheimer International Bond Fund. Among domestic equity funds, Oppenheimer Value Fund was the most significant detractor from performance. Oppenheimer Value Fund experienced declines, but performed roughly in line with its benchmark, the Russell 1000 Value Index. Value stocks generally underperformed growth stocks during the reporting period, as investors were willing to pay a premium for companies that exhibit higher-than-average growth. Oppenheimer Capital Appreciation

4      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund, Oppenheimer Main Street Mid Cap Fund and Oppenheimer Main Street Small Cap Fund also experienced declines. On a relative basis, Oppenheimer Capital Appreciation Fund and Oppenheimer Main Street Mid Cap Fund underperformed their respective benchmarks, the S&P 500 Index and the Russell 1000 Growth Index for Oppenheimer Capital Appreciation Fund and the Russell Midcap Index for Oppenheimer Main Street Mid Cap Fund. Oppenheimer Main Street Small Cap Fund outperformed its benchmark, the Russell 2000 Index.

Oppenheimer International Bond Fund declined in what was a volatile period for international bond markets. However, this underlying fund outperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index.

The Fund’s exposure to alternative investments also detracted from performance. In this area, the most significant detractors were Oppenheimer Gold & Special Minerals Fund, Oppenheimer Commodity Strategy Total Return Fund and Oppenheimer Master Inflation Protected Securities Fund, LLC. Oppenheimer Gold & Special Minerals Fund produced a

Mark Hamilton Portfolio Manager

negative return in what was a bear market for gold stocks, as investors continued to respond negatively to global economic concerns, geopolitical conflicts, and falling prices of crude oil, natural gas, and industrial metals. Against this backdrop, this underlying fund significantly underperformed its benchmark, the MSCI World Index, as the broad global equity markets produced positive returns, whereas gold stocks declined sharply. However, this underlying fund outperformed the Philadelphia Gold & Silver Index. Oppenheimer Commodity Strategy Total Return Fund was negatively impacted by a difficult environment for commodities. Several factors help to explain the weakness in commodities during the year, including slowing economic growth in China, the emerging markets and certain developed markets, supply/demand at the commodity level, inventories, weather, lack of inflation and relative monetary policy. This underlying fund underperformed its benchmark, the Bloomberg Commodity Index, during the reporting period. Oppenheimer Master Inflation Protected Securities Fund, LLC invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. Investing in TIPS can help protect against an increase in inflation. This underlying fund produced a negative return in an environment where inflation in the U.S. remained tame.

Dokyoung Lee Portfolio Manager

5      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Top Holdings and Allocations*

ASSET CLASS ALLOCATION

Domestic Equity Funds	41.5%
Domestic Fixed Income Funds	26.6
Foreign Equity Funds	15.1
Alternative Funds	9.5
Foreign Fixed Income Fund	6.5
Money Market Fund	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Capital Appreciation Fund, Cl. I	18.0%
Oppenheimer Value Fund, Cl. I	17.7
Oppenheimer Core Bond Fund, Cl. I	16.4
Oppenheimer Limited-Term Government Fund, Cl. I	7.3
Oppenheimer International Bond Fund, Cl. I	6.5
Oppenheimer International Growth Fund, Cl. I	6.1
Oppenheimer International Value Fund, Cl. I	5.2
Oppenheimer Master Inflation Protected Securities Fund, LLC	4.6
Oppenheimer Main Street Mid Cap Fund, Cl. I	3.1
Oppenheimer Master Loan Fund, LLC	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*January 29, 2016, was the last business day of the Fund’s fiscal year end. See Note 2 of the accompanying Notes to Financial Statements.

6      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	-4.24%	4.70%	1.93%
Class B (OBMIX)	4/5/05	-4.93	3.88	1.42
Class C (OCMIX)	4/5/05	-4.96	3.92	1.15
Class R (ONMIX)	4/5/05	-4.45	4.45	1.66
Class Y (OYMIX)	4/5/05	-3.97	4.96	2.26

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	-9.75%	3.46%	1.33%
Class B (OBMIX)	4/5/05	-9.68	3.54	1.42
Class C (OCMIX)	4/5/05	-5.91	3.92	1.15
Class R (ONMIX)	4/5/05	-4.45	4.45	1.66
Class Y (OYMIX)	4/5/05	-3.97	4.96	2.26

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a

7      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire

6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$926.30	$2.07
Class B	1,000.00	923.60	5.68
Class C	1,000.00	923.10	5.67
Class R	1,000.00	925.80	3.27
Class Y	1,000.00	928.20	0.91

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.79	2.17
Class B	1,000.00	1,019.05	5.96
Class C	1,000.00	1,019.05	5.96
Class R	1,000.00	1,021.54	3.43
Class Y	1,000.00	1,023.98	0.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.43%
Class B	1.18
Class C	1.18
Class R	0.68
Class Y	0.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS January 29, 2016*

	Shares	Value

Investment Companies—100.1%[1]
Alternative Funds—9.5%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	5,227,281	$8,677,286

Oppenheimer Global Multi Strategies Fund, Cl. I	1,402,049	33,985,656

Oppenheimer Gold & Special Minerals Fund, Cl. I2	754,471	7,937,031

Oppenheimer Master Inflation Protected Securities Fund, LLC	5,861,790	67,658,303

Oppenheimer Real Estate Fund, Cl. I	897,980	23,221,754

		141,480,030

Domestic Equity Funds—41.5%
Oppenheimer Capital Appreciation Fund, Cl. I	4,955,269	266,692,595

Oppenheimer Main Street Mid Cap Fund, Cl. I	1,866,129	45,458,896

Oppenheimer Main Street Small Cap Fund, Cl. I	3,728,309	41,496,084

Oppenheimer Value Fund, Cl. I	8,989,837	261,604,271

		615,251,846

Domestic Fixed Income Funds—26.7%
Oppenheimer Core Bond Fund, Cl. I	35,703,796	242,428,778

Oppenheimer Limited-Term Government Fund, Cl. I	24,207,643	108,450,241

Oppenheimer Master Loan Fund, LLC	3,110,472	43,906,908

		394,785,927

Foreign Equity Funds—15.1%
Oppenheimer Developing Markets Fund, Cl. I	1,090,546	30,807,937

Oppenheimer International Growth Fund, Cl. I	2,638,011	90,061,686

Oppenheimer International Small-Mid Co. Fund, Cl. I	760,812	26,483,879

Oppenheimer International Value Fund, Cl. I	4,692,875	76,399,999

		223,753,501

Foreign Fixed Income Fund—6.5%
Oppenheimer International Bond Fund, Cl. I	17,474,480	95,934,895

Money Market Fund—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[3]	11,159,310	11,159,310

Total Investments, at Value (Cost $1,369,515,225)	100.1%	1,482,365,509

Net Other Assets (Liabilities)	(0.1)	(1,391,211)

Net Assets	100.0%	$1,480,974,298

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]

Oppenheimer Capital Appreciation Fund, Cl. I	4,463,546	708,851	217,128	4,955,269
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	5,382,837	343,450	499,006	5,227,281
Oppenheimer Core Bond Fund, Cl. I	35,046,522	2,556,371	1,899,097	35,703,796
Oppenheimer Developing Markets Fund, Cl. I	1,103,385	60,123	72,962	1,090,546

11      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]
Oppenheimer Global Multi Strategies Fund, Cl. I	1,388,909	89,534	76,394	1,402,049
Oppenheimer Gold & Special Minerals Fund, Cl. I	777,116	46,830	69,475	754,471
Oppenheimer Institutional Money Market Fund, Cl. E	11,345,424	447,266	633,380	11,159,310
Oppenheimer International Bond Fund, Cl. I	17,128,364	1,348,989	1,002,873	17,474,480
Oppenheimer International Growth Fund, Cl. I	2,652,120	143,270	157,379	2,638,011
Oppenheimer International Small- Mid Company Fund, Cl. Ib	769,682	30,821	39,691	760,812
Oppenheimer International Value Fund, Cl. I	4,726,894	243,338	277,357	4,692,875
Oppenheimer Limited-Term Government Fund, Cl. I	12,049,301	13,163,799[c]	1,005,457	24,207,643
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,675,886	279,170	88,927	1,866,129
Oppenheimer Main Street Small Cap Fund, Cl. I	3,763,723	163,590	199,004	3,728,309
Oppenheimer Master Inflation Protected Securities Fund, LLC	5,959,378	231,875	329,463	5,861,790
Oppenheimer Master Loan Fund, LLC	3,161,380	122,559	173,467	3,110,472
Oppenheimer Real Estate Fund, Cl. I	824,698	113,431	40,149	897,980
Oppenheimer Value Fund, Cl. I	8,993,982	477,189	481,334	8,989,837

		Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Id		$266,692,595	$—	$6,750,904
Oppenheimer Commodity Strategy Total Return Fund, Cl. I		8,677,286	—	(137,935)
Oppenheimer Core Bond Fund, Cl. I		242,428,778	8,361,963	2,499,913
Oppenheimer Developing Markets Fund, Cl. I		30,807,937	321,941	295,899
Oppenheimer Global Multi Strategies Fund, Cl. Ie		33,985,656	440,099	44,480
Oppenheimer Gold & Special Minerals Fund, Cl. I		7,937,031	—	(51,252)
Oppenheimer Institutional Money Market Fund, Cl. E		11,159,310	19,803	—
Oppenheimer International Bond Fund, Cl. I		95,934,895	2,833,782	131,178
Oppenheimer International Growth Fund, Cl. I		90,061,686	1,207,557	2,700,934
Oppenheimer International Small-Mid Company Fund, Cl. Ib		26,483,879	105,759	713,866
Oppenheimer International Value Fund, Cl. I		76,399,999	866,716	1,699,724
Oppenheimer Limited-Term Government Fund, Cl. I		108,450,241	2,259,505	218,493
Oppenheimer Main Street Mid Cap Fund, Cl. If		45,458,896	395,997	1,019,929
Oppenheimer Main Street Small Cap Fund, Cl. I		41,496,084	335,170	94,515
Oppenheimer Master Inflation Protected Securities Fund, LLC		67,658,303	546,364[g]	209,835 [g]
Oppenheimer Master Loan Fund, LLC		43,906,908	2,508,068[h]	(884,758)[h]
Oppenheimer Real Estate Fund, Cl. Ii		23,221,754	545,043	735,141
Oppenheimer Value Fund, Cl. I		261,604,271	4,595,200	7,998,623

Total		$1,482,365,509	$25,342,967	$24,039,489

12      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Statement of Investments (Continued)

    a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

    b. Prior to December 29, 2015, this Fund was named Oppenheimer International Small Company Fund.

    c. All or a portion is the result of a corporate action.

    d. The fund distributed realized gains of $32,775,036.

    e. The fund distributed realized gains of $446,881.

    f. The fund distributed realized gains of $5,188,047.

    g. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

    h. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

    i. The fund distributed realized gains of $1,692,797.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161

Assets
Investments, at value—see accompanying statement of investments—affiliated companies
(cost $1,369,515,225)	$1,482,365,509
Receivables and other assets:
Dividends	1,065,961
Shares of beneficial interest sold	871,115
Investments sold	330,762
Other	64,997

Total assets	1,484,698,344

Liabilities
Bank overdraft	802,763
Payables and other liabilities:
Shares of beneficial interest redeemed	1,425,369
Investments purchased	1,062,585
Distribution and service plan fees	312,991
Trustees’ compensation	82,334
Shareholder communications	9,847
Other	28,157

Total liabilities	3,724,046

Net Assets	$1,480,974,298

Composition of Net Assets
Par value of shares of beneficial interest	$146,921
Additional paid-in capital	1,493,814,481
Accumulated net investment income	10,131,465
Accumulated net realized loss on investments	(135,968,853)
Net unrealized appreciation on investments	112,850,284

Net Assets	$1,480,974,298

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

14      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $965,538,872 and 95,268,897 shares of beneficial interest outstanding)	$10.13
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.75
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,688,868 and 4,256,597 shares of beneficial interest outstanding)	$10.03
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $370,818,668 and 37,294,203 shares of beneficial interest outstanding)	$9.94
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $92,428,860 and 9,169,088 shares of beneficial interest outstanding)	$10.08
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,499,030 and 931,984 shares of beneficial interest outstanding)	$10.19

See accompanying Notes to Financial Statements.

15      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 29, 2016[1]

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund,
LLC:
Interest	$ 542,746
Dividends	3,618
Net expenses	(308,057)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	238,307
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	2,505,100
Dividends	2,968
Net expenses	(158,213)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,349,855

Total allocation of net investment income from master funds	2,588,162
Investment Income
Dividends from affiliated companies	22,288,535
Interest	2,052

Total investment income	22,290,587
Expenses
Distribution and service plan fees:
Class A	2,466,999
Class B	564,437
Class C	3,919,933
Class R	517,206
Transfer and shareholder servicing agent fees:
Class A	2,229,939
Class B	124,370
Class C	864,617
Class R	228,031
Class Y	20,664
Shareholder communications:
Class A	21,219
Class B	3,214
Class C	7,008
Class R	1,127
Class Y	85
Trustees’ compensation	24,392
Custodian fees and expenses	14,215
Borrowing fees	13,834
Other	57,566

Total expenses	11,078,856
Less waivers and reimbursements of expenses	(1,103,334)

Net expenses	9,975,522
Net Investment Income	14,903,227

16      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from affiliated companies	$ 24,714,412
Distributions received from affiliated companies	40,102,761
Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	209,835
Oppenheimer Master Loan Fund, LLC	(884,758)

Net realized gain	64,142,250
Net change in unrealized appreciation/depreciation on investments	(146,817,517)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,306,643
Oppenheimer Master Loan Fund, LLC	(2,177,850)

Net change in unrealized appreciation/depreciation	(147,688,724)
Net Decrease in Net Assets Resulting from Operations	$ (68,643,247)

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]

Operations
Net investment income	$14,903,227	$16,642,634

Net realized gain	64,142,250	96,835,949

Net change in unrealized appreciation/depreciation	(147,688,724)	(19,194,341)

Net increase (decrease) in net assets resulting from operations	(68,643,247)	94,284,242

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,633,842)	(22,949,421)
Class B	—	(1,039,683)
Class C	(61,876)	(6,473,484)
Class R2	(462,146)	(2,193,859)
Class Y	(99,440)	(234,367)

	(8,257,304)	(32,890,814)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	26,142,758	64,115,611
Class B	(26,355,745)	(28,984,647)
Class C	1,752,678	13,819,630
Class R2	(9,067,016)	(8,564,109)
Class Y	297,187	(808,106)

	(7,230,138)	39,578,379

Net Assets
Total increase (decrease)	(84,130,689)	100,971,807

Beginning of period	1,565,104,987	1,464,133,180

End of period (including accumulated net investment income of $10,131,465 and $852,989, respectively)	$1,480,974,298	$1,565,104,987

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$10.66	$10.23	$9.42	$8.67	$8.77

Income (loss) from investment operations:
Net investment income[2]	0.12	0.14	0.15	0.18	0.21
Net realized and unrealized gain (loss)	(0.57)	0.54	0.80	0.73	(0.10)

Total from investment operations	(0.45)	0.68	0.95	0.91	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.25)	(0.14)	(0.16)	(0.21)

Net asset value, end of period	$10.13	$10.66	$10.23	$9.42	$8.67

Total Return, at Net Asset Value[3]	(4.24)%	6.67%	10.00%	10.51%	1.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$965,539	$989,811	$888,533	$763,081	$538,032

Average net assets (in thousands)	$1,016,035	$962,358	$830,952	$606,831	$539,801

Ratios to average net assets:[4,5]
Net investment income	1.15%	1.34%	1.56%	2.00%	2.38%
Expenses excluding interest and fees from borrowings	0.50%	0.50%	0.49%	0.45%	0.45%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.50%	0.50%	0.49%	0.45%	0.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.43%	0.43%	0.41%	0.39%	0.45%

Portfolio turnover rate	5%	14%	6%	23%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.07%
Year Ended January 30, 2015	1.08%
Year Ended January 31, 2014	1.11%
Year Ended January 31, 2013	1.09%
Year Ended January 31, 2012	1.11%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$10.54	$10.10	$9.30	$8.56	$8.65

Income (loss) from investment operations:
Net investment income[2]	0.08	0.04	0.06	0.09	0.13
Net realized and unrealized gain (loss)	(0.59)	0.55	0.78	0.73	(0.09)

Total from investment operations	(0.51)	0.59	0.84	0.82	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.15)	(0.04)	(0.08)	(0.13)

Net asset value, end of period	$10.03	$10.54	$10.10	$9.30	$8.56

Total Return, at Net Asset Value[3]	(4.93)%	5.94%	9.07%	9.59%	0.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,689	$70,936	$95,620	$112,666	$108,665

Average net assets (in thousands)	$56,585	$84,071	$102,915	$106,286	$113,632

Ratios to average net assets:[4,5]
Net investment income	0.77%	0.37%	0.62%	1.07%	1.48%
Expenses excluding interest and fees from borrowings	1.26%	1.25%	1.27%	1.29%	1.32%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.26%	1.25%	1.27%	1.29%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.18%	1.19%	1.23%	1.32%

Portfolio turnover rate	5%	14%	6%	23%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.83%
Year Ended January 30, 2015	1.83%
Year Ended January 31, 2014	1.89%
Year Ended January 31, 2013	1.93%
Year Ended January 31, 2012	1.98%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class C	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$10.46	$10.04	$9.26	$8.54	$8.63

Income (loss) from investment operations:
Net investment income[2]	0.04	0.06	0.08	0.11	0.14
Net realized and unrealized gain (loss)	(0.56)	0.54	0.76	0.71	(0.09)

Total from investment operations	(0.52)	0.60	0.84	0.82	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.18)	(0.06)	(0.10)	(0.14)

Net asset value, end of period	$9.94	$10.46	$10.04	$9.26	$8.54

Total Return, at Net Asset Value[4]	(4.96)%	5.93%	9.11%	9.63%	0.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370,818	$388,409	$359,725	$313,572	$231,079

Average net assets (in thousands)	$393,916	$383,852	$336,609	$257,063	$231,140

Ratios to average net assets:[5,6]
Net investment income	0.42%	0.57%	0.79%	1.22%	1.61%
Expenses excluding interest and fees from borrowings	1.25%	1.25%	1.25%	1.21%	1.22%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.25%	1.25%	1.25%	1.21%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.18%	1.17%	1.15%	1.22%

Portfolio turnover rate	5%	14%	6%	23%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.82%
Year Ended January 30, 2015	1.83%
Year Ended January 31, 2014	1.87%
Year Ended January 31, 2013	1.85%
Year Ended January 31, 2012	1.88%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$10.60	$10.17	$9.36	$8.62	$8.71

Income (loss) from investment operations:
Net investment income[2]	0.10	0.11	0.12	0.15	0.18
Net realized and unrealized gain (loss)	(0.57)	0.54	0.80	0.72	(0.09)

Total from investment operations	(0.47)	0.65	0.92	0.87	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.22)	(0.11)	(0.13)	(0.18)

Net asset value, end of period	$10.08	$10.60	$10.17	$9.36	$8.62

Total Return, at Net Asset Value[3]	(4.45)%	6.40%	9.76%	10.17%	1.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,429	$106,271	$110,232	$115,659	$95,267

Average net assets (in thousands)	$103,861	$109,830	$111,927	$99,577	$105,816

Ratios to average net assets:[4,5]
Net investment income	0.97%	1.02%	1.21%	1.71%	2.08%
Expenses excluding interest and fees from borrowings	0.76%	0.75%	0.74%	0.71%	0.72%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.76%	0.75%	0.74%	0.71%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.68%	0.66%	0.65%	0.72%

Portfolio turnover rate	5%	14%	6%	23%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.33%
Year Ended January 30, 2015	1.33%
Year Ended January 31, 2014	1.36%
Year Ended January 31, 2013	1.35%
Year Ended January 31, 2012	1.38%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class Y	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$10.72	$10.28	$9.47	$8.70	$8.80
Income (loss) from investment operations:
Net investment income[2]	0.17	0.15	0.19	0.18	0.24
Net realized and unrealized gain (loss)	(0.59)	0.57	0.79	0.75	(0.11)
Total from investment operations	(0.42)	0.72	0.98	0.93	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.28)	(0.17)	(0.16)	(0.23)
Net asset value, end of period	$10.19	$10.72	$10.28	$9.47	$8.70

Total Return, at Net Asset Value[3]	(3.97)%	6.95%	10.29%	10.72%	1.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,499	$9,678	$10,023	$8,530	$9,505
Average net assets (in thousands)	$9,416	$10,303	$9,064	$8,449	$8,314
Ratios to average net assets:[4,5]
Net investment income	1.61%	1.41%	1.93%	2.01%	2.71%
Expenses excluding interest and fees from borrowings	0.26%	0.25%	0.15%	0.31%	0.25%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	0.26%	0.25%	0.15%	0.31%	0.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.19%	0.07%	0.24%	0.25%
Portfolio turnover rate	5%	14%	6%	23%	12%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	0.83%
Year Ended January 30, 2015	0.83%
Year Ended January 31, 2014	0.77%
Year Ended January 31, 2013	0.95%
Year Ended January 31, 2012	0.91%

See accompanying Notes to Financial Statements.

23  OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

24      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and

25      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$9,247,578	$—	$74,669,062	$52,514,546

1. At period end, the Fund had $74,606,830 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2019	$74,606,830

2. At period end, the Fund had $62,232 of post-October losses available to offset future realized capital gains, if any.

3. During the reporting period, the Fund utilized $54,059,656 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $85,295,101 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$8,614	$2,632,553	$2,623,939

26      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

2. Significant Accounting Policies (Continued)

The tax character of distributions paid during the reporting periods:

	Year Ended January 31, 2016	Year Ended January 31, 2015
Distributions paid from:
Ordinary Income	$8,257,304	$32,890,814

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,429,850,963

Gross unrealized appreciation	$99,563,409
Gross unrealized depreciation	(47,048,863)

Net unrealized appreciation	$52,514,546

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

27      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

28      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$1,370,800,298	$111,565,211	$—	$1,482,365,509
Total Assets	$1,370,800,298	$111,565,211	$—	$1,482,365,509

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund

29      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Fund owns 4.0% of Master Loan and 41.6% of Master Inflation Protected Securities at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

30      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

5. Market Risk Factors (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 29, 2016[1]		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	19,072,475	$205,491,735	19,753,657	$212,181,762
Dividends and/or distributions reinvested	715,440	7,519,258	2,097,896	22,594,349
Redeemed	(17,404,054)	(186,868,235)	(15,847,462)	(170,660,500)

Net increase	2,383,861	$26,142,758	6,004,091	$64,115,611

Class B
Sold	129,254	$1,370,718	258,217	$2,731,236
Dividends and/or distributions reinvested	—	—	96,840	1,032,310
Redeemed	(2,600,041)	(27,726,463)	(3,093,210)	(32,748,193)

Net decrease	(2,470,787)	$(26,355,745)	(2,738,153)	$(28,984,647)

Class C
Sold	7,351,012	$77,568,088	7,693,586	$80,778,069
Dividends and/or distributions reinvested	5,943	61,332	603,196	6,375,781
Redeemed	(7,212,996)	(75,876,742)	(6,970,580)	(73,334,220)

Net increase	143,959	$1,752,678	1,326,202	$13,819,630

31      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended January 29, 2016[1]		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class R2
Sold	2,157,742	$23,013,119	2,172,094	$23,143,871
Dividends and/or distributions reinvested	42,123	440,195	195,389	2,092,614
Redeemed	(3,060,922)	(32,520,330)	(3,180,242)	(33,800,594)

Net decrease	(861,057)	$(9,067,016)	(812,759)	$(8,564,109)

Class Y
Sold	308,320	$3,326,211	290,119	$3,142,141
Dividends and/or distributions reinvested	8,989	94,925	20,877	226,097
Redeemed	(288,272)	(3,123,949)	(382,907)	(4,176,344)

Net increase (decrease)	29,037	$297,187	(71,911)	$(808,106)

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$122,410,228	$83,817,092

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.53%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

32      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	4,213
Accumulated Liability as of January 29, 2016	29,006

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

33      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
January 29, 2016	$874,113	$2,751	$61,750	$39,215	$1,133

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This waiver and/or reimbursement may be modified or terminated as set forth according to the terms of the prospectus.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager

34      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

waived fees and/or reimbursed the Fund $1,103,334. This waiver and/or reimbursement may be terminated at any time.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

35      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Moderate Investor Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 29, 2016, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Moderate Investor Fund as of January 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 24, 2016

36      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 39.14% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $9,851,810 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $8,128,951 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $365,603 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $2,708,933 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

38      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton and Dokyoung Lee, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund invests (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the moderate allocation category. The Board noted that the Fund’s one-year performance was below its category median although its three-year and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the expenses borne by the Fund. The Adviser does not charge a management fee to the Fund; however, the Adviser collects indirect management fees from the Fund’s Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load moderate allocation funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commission, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, 1.55% for Class R shares, and 1.05% for Class Y shares as calculated on the daily net assets of the Fund. After discussions with the Board, the Adviser

39      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has also agreed to contractually waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable fee waivers and/or expense reimbursements that apply. The Adviser is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. These contractual fee waivers and/or expense reimbursements may be amended or withdrawn at any time without prior notice to shareholders. The Board noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct management fees. The Board also noted that the Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Fund currently does not charge a management fee.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

40      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
		Net	Net Profit	Capital
Fund Name	Pay Date	Income	from Sale	Sources
Oppenheimer Portfolio Series: Moderate Investor Fund	12/22/15	0.0%	100.0%	0.0%

42      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005);Senior Vice President, National Account Manager (2002- 2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain

43      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Matthew P. Fink, Continued	Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds

44      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Elizabeth Krentzman, Continued	since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privatelyheld nfinancial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002- 2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010).Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003),Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary

45      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Joanne Pace, Continued	assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the

46      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Arthur P. Steinmetz, Continued	Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	CIO Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (1994-2013) as an Investment Director of Dynamic Asset Allocation (2010-2013), Head of North American Blend Team (2009-2010), and Senior Portfolio Manager of Blend Strategies (2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994- 1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

47      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006- June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

48      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

49      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
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●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

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We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50      OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us
Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 Oppenheimer Funds Distributor, Inc. All rights reserved.
RA0545.001.0116 March 24, 2016

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays U.S. Aggregate Bond Index
1-Year	-4.67%	-10.15%	-0.67%	-0.16%
5-Year	4.93	3.69	10.91	3.51
10-Year	2.49	1.88	6.48	4.66

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*January 29, 2016, was the last business day of the Fund’s fiscal year end. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

2 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Performance Discussion1

In a volatile market environment, the Fund’s Class A shares (without sales charge) produced a total return of -4.67%. On a relative basis, the Fund underperformed the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, which returned -0.16% and -0.67%, respectively.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes, particularly over the second half of 2015 and January 2016. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond Fund, LLC, which do not offer Class I shares.

3 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities.

FUND REVIEW

At period end, the Fund had roughly 20% of its assets invested in an “active allocation” that seeks to take advantage of short- to mid-term market conditions, and 80% invested in a “static allocation.” Both allocations are comprised of Oppenheimer funds.

During the reporting period, the active allocation continued to have its largest allocation to equities, with roughly 42% invested in domestic equity underlying funds and 40% in foreign equity underlying funds. It also had approximately 10% in alternatives and 7% invested in fixed-income. The static allocation had roughly 49% invested in domestic equity, 27% in foreign equity, 18% in fixed-income and 5% in alternatives. Most asset classes experienced declines for both allocations, with equity holdings and an allocation to international bonds through Oppenheimer International Bond Fund detracting most from performance. Exposure to alternatives and domestic-fixed income funds declined the least for both the tactical and static allocations.

UNDERLYING INVESTMENTS REVIEW

During the reporting period, investments in equity funds and Oppenheimer International Bond Fund were the most significant detractors from performance for both the tactical and static allocations. Oppenheimer Value Fund and Oppenheimer Developing Markets Fund were the top detracting equity holdings for both allocations. Value stocks generally underperformed growth stocks during the reporting period, as investors were willing to pay a premium for companies that exhibit higher-than-average growth. Emerging market equities were negatively impacted by various concerns, including growth in China. Despite producing negative absolute performance, Oppenheimer Value Fund performed roughly in line with its benchmark, the Russell 1000 Value Index, and Oppenheimer Developing Markets Fund outperformed its benchmark, the MSCI Emerging Markets Index. Oppenheimer International Bond Fund declined in what was a volatile period for international bond markets. However, this underlying fund outperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index.

In addition to Oppenheimer Value Fund, both the tactical and static allocations had exposure to domestic equity funds Oppenheimer Capital Appreciation Fund, Oppenheimer Main Street Mid Cap Fund and Oppenheimer Main Street Small Cap Fund, which also experienced declines. On a relative basis, Oppenheimer Capital Appreciation Fund and Oppenheimer Main Street Mid Cap

4 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund underperformed their respective benchmarks, the S&P 500 Index and the Russell 1000 Growth Index for Oppenheimer Capital Appreciation Fund and the Russell Midcap Index for Oppenheimer Main Street Mid Cap Fund. Oppenheimer Main Street Small Cap Fund outperformed its benchmark, the Russell 2000 Index. On the foreign equity side, while performance was negative overall for the tactical and active allocations, both received positive contributions from Oppenheimer International Small-Mid Company Fund, which also significantly outperformed the negative return of its benchmark, the MSCI All Country World ex-U.S. SMID Index. This underlying fund outperformed its benchmark in eight out of ten sectors, led by health care, information technology, industrials and consumer discretionary. In addition to Oppenheimer Developing Markets Fund, the remaining foreign equity holdings held by the tactical and static allocations produced negative absolute results: Oppenheimer International Growth Fund and Oppenheimer International Value Fund. However, they outperformed their benchmark, the MSCI AC World ex-U.S. Index.

In domestic fixed-income, Oppenheimer Core Bond Fund generated a slight negative return for both the tactical and static allocations. Most of the Fund’s exposure to this underlying fund was held through the static allocation, which also had an investment in Oppenheimer Limited-Term Government Fund. Oppenheimer Core Bond Fund outperformed its benchmarks: the Barclays

U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index. Mortgage-backed securities (“MBS”) were the strongest performing area for this underlying fund. A primary detractor from the underlying fund’s performance this reporting period was its underweight to U.S. Treasuries, which performed well as investors sought out safety. Oppenheimer Limited-Term Government Fund produced a muted positive return for the static allocation and performed roughly in line with its benchmark, the Barclays U.S. 1-3 Year Government Bond Index. An allocation to MBS also benefited this underlying fund during the reporting period. The tactical and static allocations also invested in Oppenheimer Master Loan Fund, LLC, which primarily holds senior loans. This underlying fund detracted slightly from the performance of both allocations and underperformed its benchmark, the J.P. Morgan Leveraged Loan Index. Senior floating-rate bank loans generally experienced declines in a difficult market environment.

Among alternative investments, the strongest performing holding was the tactical allocation’s exposure to event-linked securities through Oppenheimer Master Event-Linked Bond Fund, LLC. Event-linked securities transfer a specified set of catastrophe risks like hurricane, earthquakes and windstorms from a sponsor to investors. Event-linked securities had a strong reporting period, outperforming more credit-sensitive assets and other risk assets like equities. This underlying fund underperformed its

5 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

benchmark, the Swiss Re Cat Bond Total Return Index, during the reporting period. The remaining alternative holdings of the tactical and static allocations detracted from performance. The most significant detractors were Oppenheimer Gold & Special Minerals Fund, Oppenheimer Commodity Strategy Total Return Fund and Oppenheimer Master Inflation Protected Securities Fund, LLC. Oppenheimer Gold & Special Minerals Fund produced a negative return in what was a bear market for gold stocks, as investors continued to respond negatively to global economic concerns, geopolitical conflicts, and falling prices of crude oil, natural gas, and industrial metals. Against this backdrop, this underlying fund significantly underperformed its benchmark, the MSCI World Index, as the broad global equity markets produced positive returns, whereas gold stocks declined sharply. However, this underlying fund outperformed the Philadelphia Gold & Silver

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA Portfolio Manager

Index. Oppenheimer Commodity Strategy Total Return Fund was negatively impacted by a difficult environment for commodities. Several factors help to explain the weakness in commodities during the year, including slowing economic growth in China, the emerging markets and certain developed markets, supply/demand at the commodity level, inventories, weather, lack of inflation and relative monetary policy. This underlying fund underperformed its benchmark, the Bloomberg Commodity Index, during the reporting period. Oppenheimer Master Inflation Protected Securities Fund, LLC invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. Investing in TIPS can help protect against an increase in inflation. This underlying fund produced a negative return in an environment where inflation in the U.S. remained tame.

Caleb Wong Portfolio Manager

6 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Top Holdings and Allocations*

ASSET CLASS ALLOCATION
Domestic Equity Funds	47.9%
Foreign Equity Funds	29.9
Domestic Fixed Income Funds	12.5
Alternative Funds	5.6
Foreign Fixed Income Fund	3.6
Money Market Fund	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Value Fund, Cl. I	20.4%
Oppenheimer Capital Appreciation Fund, Cl. I	20.2
Oppenheimer International Growth Fund, Cl. I	12.0
Oppenheimer International Value Fund, Cl. I	9.8
Oppenheimer Core Bond Fund, Cl. I	7.6
Oppenheimer Developing Markets Fund, Cl. I	4.3
Oppenheimer International Small-Mid Company Fund, Cl. I	3.8
Oppenheimer Main Street Small Cap Fund, Cl. I	3.8
Oppenheimer International Bond Fund, Cl. I	3.6
Oppenheimer Main Street Mid Cap Fund, Cl. I	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*January 29, 2016, was the last business day of the Fund’s fiscal year end. See Note 2 of the accompanying Notes to Financial Statements.

7 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	-4.67%	4.93%	2.49%
Class B (OAABX)	4/5/05	-5.33	4.10	1.98
Class C (OAACX)	4/5/05	-5.41	4.13	1.71
Class R (OAANX)	4/5/05	-4.88	4.67	2.27
Class Y (OAAYX)	4/5/05	-4.34	5.24	2.84

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	-10.15%	3.69%	1.88%
Class B (OAABX)	4/5/05	-10.04	3.75	1.98
Class C (OAACX)	4/5/05	-6.35	4.13	1.71
Class R (OAANX)	4/5/05	-4.88	4.67	2.27
Class Y (OAAYX)	4/5/05	-4.34	5.24	2.84

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a

8 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$906.20	$2.62
Class B	1,000.00	903.60	6.19
Class C	1,000.00	903.30	6.14
Class R	1,000.00	905.40	3.81
Class Y	1,000.00	908.40	1.48

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.19	2.78
Class B	1,000.00	1,018.45	6.56
Class C	1,000.00	1,018.50	6.51
Class R	1,000.00	1,020.94	4.04
Class Y	1,000.00	1,023.39	1.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.55%
Class B	1.30
Class C	1.29
Class R	0.80
Class Y	0.31

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS January 29, 2016*

	Shares	Value
Investment Companies—100.0%[1]
Alternative Funds—5.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	4,835,975	$8,027,718
Oppenheimer Global Multi Strategies Fund, Cl. I	892,220	21,627,419
Oppenheimer Gold & Special Minerals Fund, Cl. I2	517,313	5,442,131
Oppenheimer Master Event-Linked Bond Fund, LLC	1,869,222	28,118,338
Oppenheimer Master Inflation Protected Securities Fund, LLC	4,361,168	50,337,735
Oppenheimer Real Estate Fund, Cl. I	528,679	13,671,633
		127,224,974
Domestic Equity Funds—47.9%
Oppenheimer Capital Appreciation Fund, Cl. I	8,570,672	461,273,587
Oppenheimer Main Street Mid Cap Fund, Cl. I	3,323,236	80,954,030
Oppenheimer Main Street Small Cap Fund, Cl. I	7,757,873	86,345,124
Oppenheimer Value Fund, Cl. I	15,944,534	463,985,947
		1,092,558,688
Domestic Fixed Income Funds—12.5%
Oppenheimer Core Bond Fund, Cl. I	25,376,549	172,306,770
Oppenheimer Limited-Term Government Fund, Cl. I	16,471,843	73,793,858
Oppenheimer Master Loan Fund, LLC	2,717,120	38,354,418
		284,455,046
Foreign Equity Funds—29.9%
Oppenheimer Developing Markets Fund, Cl. I	3,473,295	98,120,586
Oppenheimer International Growth Fund, Cl. I	8,030,832	274,172,593
Oppenheimer International Small-Mid Company Fund, Cl. I	2,486,072	86,540,155
Oppenheimer International Value Fund, Cl. I	13,756,050	223,948,502
		682,781,836
Foreign Fixed Income Fund—3.6%
Oppenheimer International Bond Fund, Cl. I	15,083,603	82,808,981
Money Market Fund—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[3]	10,546,451	10,546,451

Total Investments, at Value (Cost $1,952,414,630)	100.0%	2,280,375,976
Net Other Assets (Liabilities)	(0.0)	(1,007,840)
Net Assets	100.0%	$2,279,368,136

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]
Oppenheimer Capital Appreciation Fund, Cl. I	8,121,027	1,194,286	744,641	8,570,672
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	3,778,672	1,490,692	433,389	4,835,975
Oppenheimer Core Bond Fund, Cl. I	25,208,580	1,710,007	1,542,038	25,376,549
Oppenheimer Developing Markets Fund, Cl. I	3,105,321	618,591	250,617	3,473,295

12 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Footnotes to Statement of Investments (Continued)

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]
Oppenheimer Global Multi Strategies Fund, Cl. I	818,005	129,188	54,973	892,220
Oppenheimer Gold & Special Minerals Fund, Cl. I	545,671	26,101	54,459	517,313
Oppenheimer Institutional Money Market Fund, Cl. E	10,776,892	3,203,665	3,434,106	10,546,451
Oppenheimer International Bond Fund, Cl. I	13,870,807	2,181,704	968,908	15,083,603
Oppenheimer International Growth Fund, Cl. I	7,643,945	908,131	521,244	8,030,832
Oppenheimer International Small-Mid Company Fund, Cl. Ib	2,498,402	134,360	146,690	2,486,072
Oppenheimer International Value Fund, Cl. I	13,512,545	1,143,388	899,883	13,756,050
Oppenheimer Limited-Term Government Fund, Cl. I	8,306,835	8,900,277[c]	735,269	16,471,843
Oppenheimer Main Street Mid Cap Fund, Cl. I	3,108,894	482,517	268,175	3,323,236
Oppenheimer Main Street Small Cap Fund, Cl. I	8,942,910	307,816	1,492,853	7,757,873
Oppenheimer Master Event-Linked Bond Fund, LLC	1,870,636	109,689	111,103	1,869,222
Oppenheimer Master Inflation Protected Securities Fund, LLC	4,478,033	162,332	279,197	4,361,168
Oppenheimer Master Loan Fund, LLC	2,844,055	91,696	218,631	2,717,120
Oppenheimer Real Estate Fund, Cl. I	529,664	64,968	65,953	528,679
Oppenheimer Value Fund, Cl. I	16,673,265	767,098	1,495,829	15,944,534

	Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Id	$461,273,587	$—	$25,320,547
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	8,027,718	—	(136,496)
Oppenheimer Core Bond Fund, Cl. I	172,306,770	5,956,389	1,970,836
Oppenheimer Developing Markets Fund, Cl. I	98,120,586	1,022,166	4,223,557
Oppenheimer Global Multi Strategies Fund, Cl. Ie	21,627,419	280,502	37,246
Oppenheimer Gold & Special Minerals Fund, Cl. I	5,442,131	—	(54,311)
Oppenheimer Institutional Money Market Fund, Cl. E	10,546,451	18,667	—
Oppenheimer International Bond Fund, Cl. I	82,808,981	2,445,402	20,209
Oppenheimer International Growth Fund, Cl. I	274,172,593	3,682,343	10,430,236
Oppenheimer International Small-Mid Company Fund, Cl. Ib	86,540,155	346,462	2,420,202
Oppenheimer International Value Fund, Cl. I	223,948,502	2,545,109	3,960,033
Oppenheimer Limited-Term Government Fund, Cl. I	73,793,858	1,540,437	(5,898)
Oppenheimer Main Street Mid Cap Fund, Cl. If	80,954,030	707,093	2,734,336
Oppenheimer Main Street Small Cap Fund, Cl. I	86,345,124	695,818	886,066
Oppenheimer Master Event-Linked Bond Fund, LLC	28,118,338	1,558,301[h]	(14,404)	[h]
Oppenheimer Master Inflation Protected Securities Fund, LLC	50,337,735	406,108[i]	156,525[i]

13 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)
Oppenheimer Master Loan Fund, LLC	$38,354,418	$2,198,026	[j]	$(776,320)	[j]
Oppenheimer Real Estate Fund, Cl. Ig	13,671,633	321,511		1,228,359
Oppenheimer Value Fund, Cl. I	463,985,947	8,169,012		25,135,727

Total	$2,280,375,976	$31,893,346		$77,536,450

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Prior to December 29, 2015, this Fund was named Oppenheimer International Small Company Fund.

c. All or a portion is the result of a corporate action.

d. This fund distributed realized gains of $56,582,750.

e. This fund distributed realized gains of $284,824.

f. This fund distributed realized gains of $9,263,799.

g. This fund distributed realized gains of $998,812.

h. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

i. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

j. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,952,414,630)	$2,280,375,976

Receivables and other assets:
Shares of beneficial interest sold	1,537,219
Dividends	803,523
Investments sold	405,442
Other	125,749

Total assets	2,283,247,909

Liabilities
Bank overdraft	749,021

Payables and other liabilities:
Shares of beneficial interest redeemed	1,611,144
Investments purchased	800,330
Distribution and service plan fees	476,417
Trustees’ compensation	191,729
Shareholder communications	14,389
Other	36,743

Total liabilities	3,879,773

Net Assets	$2,279,368,136

Composition of Net Assets
Par value of shares of beneficial interest	$201,296

Additional paid-in capital	2,405,292,373

Accumulated net investment income	17,086,165

Accumulated net realized loss on investments	(471,173,044)

Net unrealized appreciation on investments	327,961,346

Net Assets	$2,279,368,136

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

15 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,530,526,848 and 134,439,497 shares of beneficial interest outstanding)	$11.38
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.07

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $79,042,178 and 7,016,318 shares of beneficial interest outstanding)	$11.27

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $522,226,944 and 46,862,339 shares of beneficial interest outstanding)	$11.14

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $108,809,954 and 9,608,430 shares of beneficial interest outstanding)	$11.32

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $38,762,212 and 3,369,063 shares of beneficial interest outstanding)	$11.51

See accompanying Notes to Financial Statements.

16 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended January 29, 20161

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,557,652
Dividends	649
Net expenses	(121,608)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,436,693

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	403,412
Dividends	2,696
Net expenses	(229,651)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	176,457

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	2,195,428
Dividends	2,598
Net expenses	(138,641)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,059,385

Total allocation of net investment income from master funds	3,672,535

Investment Income
Dividends—affiliated companies	27,730,911

Interest	2,689

Total investment income	27,733,600

Expenses

Distribution and service plan fees:
Class A	4,032,010
Class B	1,063,516
Class C	5,608,847
Class R	598,670

Transfer and shareholder servicing agent fees:
Class A	3,614,583
Class B	234,320
Class C	1,238,517
Class R	264,165
Class Y	72,717

Shareholder communications:
Class A	30,473
Class B	5,395
Class C	8,965
Class R	1,060
Class Y	159

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

17 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS Continued

Expenses (Continued)
Asset Allocation Fees	$2,465,592

Trustees’ compensation	38,150

Custodian fees and expenses	26,575

Borrowing fees	21,648

Other	72,667

Total expenses	19,398,029
Less waivers and reimbursements of expenses	(986,237)

Net expenses	18,411,792

Net Investment Income	12,994,343

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from affiliated companies	78,170,649
Distributions received from affiliated companies	67,130,185

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(14,404)
Oppenheimer Master Inflation Protected Securities Fund, LLC	156,525
Oppenheimer Master Loan Fund, LLC	(776,320)

Net realized gain	144,666,635

Net change in unrealized appreciation/depreciation on investments	(268,472,765)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(638,593)
Oppenheimer Master Inflation Protected Securities Fund, LLC	(2,119,735)
Oppenheimer Master Loan Fund, LLC	(2,103,326)

Net change in unrealized appreciation/depreciation	(273,334,419)

Net Decrease in Net Assets Resulting from Operations	$(115,673,441)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]

Operations
Net investment income	$12,994,343	$17,149,498

Net realized gain	144,666,635	202,125,388

Net change in unrealized appreciation/depreciation	(273,334,419)	(76,613,887)

Net increase (decrease) in net assets resulting from operations	(115,673,441)	142,660,999

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,157,580)	(16,079,071)
Class B	(402,652)	(12,187)
Class C	(4,319,415)	(1,602,716)
Class R2	(1,430,086)	(875,829)
Class Y	(719,558)	(322,353)

	(31,029,291)	(18,892,156)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	30,490,812	24,413,772
Class B	(51,809,163)	(73,349,921)
Class C	(1,614,041)	(5,913,924)
Class R2	(4,219,523)	(14,825,191)
Class Y	11,029,081	20,832,778

	(16,122,834)	(48,842,486)

Net Assets
Total increase (decrease)	(162,825,566)	74,926,357

Beginning of period	2,442,193,702	2,367,267,345

End of period (including accumulated net investment income of $17,086,165 and $31,399,925, respectively)	$2,279,368,136	$2,442,193,702

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$12.12	$11.52	$10.27	$9.25	$9.66

Income (loss) from investment operations:
Net investment income[2]	0.09	0.11	0.13	0.15	0.16
Net realized and unrealized gain (loss)	(0.65)	0.61	1.28	1.02	(0.36)

Total from investment operations	(0.56)	0.72	1.41	1.17	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.12)	(0.16)	(0.15)	(0.21)

Net asset value, end of period	$11.38	$12.12	$11.52	$10.27	$9.25

Total Return, at Net Asset Value[3]	(4.67)%	6.26%	13.73%	12.67%	(2.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,530,527	$1,599,618	$1,496,909	$1,308,798	$1,097,812

Average net assets (in thousands)	$1,646,634	$1,591,772	$1,416,982	$1,153,465	$1,147,826

Ratios to average net assets:[4,5]
Net investment income	0.74%	0.93%	1.14%	1.56%	1.63%
Expenses excluding interest and fees from borrowings	0.59%	0.59%	0.59%	0.56%	0.55%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.59%	0.59%	0.59%	0.56%	0.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	0.55%	0.54%	0.52%	0.55%

Portfolio turnover rate	8%	15%	9%	28%[8]	21%[8]

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.21%
Year Ended January 30, 2015	1.21%
Year Ended January 31, 2014	1.26%
Year Ended January 31, 2013	1.24%
Year Ended January 31, 2012	1.25%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

20 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Class B	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.96	$11.34	$10.10	$9.09	$9.49

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.01	0.01	0.06	0.07
Net realized and unrealized gain (loss)	(0.62)	0.61	1.29	1.00	(0.35)

Total from investment operations	(0.63)	0.62	1.30	1.06	(0.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	(0.06)	(0.05)	(0.12)

Net asset value, end of period	$11.27	$11.96	$11.34	$10.10	$9.09

Total Return, at Net Asset Value[3]	(5.33)%	5.48%	12.83%	11.73%	(2.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,042	$134,496	$197,214	$249,959	$286,036

Average net assets (in thousands)	$106,583	$166,076	$220,028	$259,073	$315,211

Ratios to average net assets:[4],[5]
Net investment income (loss)	(0.08)%	0.11%	0.14%	0.61%	0.74%
Expenses excluding interest and fees from borrowings	1.35%	1.34%	1.37%	1.40%	1.40%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.35%	1.34%	1.37%	1.40%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.30%	1.32%	1.36%	1.40%

Portfolio turnover rate	8%	15%	9%	28%[8]	21%[8]

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.97%
Year Ended January 30, 2015	1.96%
Year Ended January 31, 2014	2.04%
Year Ended January 31, 2013	2.08%
Year Ended January 31, 2012	2.10%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

21 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.87	$11.28	$10.06	$9.08	$9.48

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.02	0.04	0.08	0.08
Net realized and unrealized gain (loss)	(0.64)	0.60	1.26	0.98	(0.35)

Total from investment operations	(0.64)	0.62	1.30	1.06	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.03)	(0.08)	(0.08)	(0.13)

Net asset value, end of period	$11.14	$11.87	$11.28	$10.06	$9.08

Total Return, at Net Asset Value[4]	(5.41)%	5.53%	12.93%	11.70%	(2.76)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$522,227	$557,576	$535,716	$492,455	$432,564

Average net assets (in thousands)	$564,178	$562,221	$518,457	$445,399	$463,116

Ratios to average net assets:[5,6]
Net investment income (loss)	(0.01)%	0.18%	0.35%	0.79%	0.86%
Expenses excluding interest and fees from borrowings	1.34%	1.34%	1.33%	1.30%	1.30%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.34%	1.34%	1.33%	1.30%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.30%	1.28%	1.26%	1.30%

Portfolio turnover rate	8%	15%	9%	28%[9]	21%[9]

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.96%
Year Ended January 30, 2015	1.96%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	1.98%
Year Ended January 31, 2012	2.00%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

22 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Class R	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$12.05	$11.45	$10.21	$9.20	$9.61

Income (loss) from investment operations:
Net investment income[2]	0.06	0.08	0.09	0.13	0.13
Net realized and unrealized gain (loss)	(0.64)	0.61	1.28	1.01	(0.36)

Total from investment operations	(0.58)	0.69	1.37	1.14	(0.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.09)	(0.13)	(0.13)	(0.18)

Net asset value, end of period	$11.32	$12.05	$11.45	$10.21	$9.20

Total Return, at Net Asset Value[3]	(4.88)%	5.99%	13.42%	12.42%	(2.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,810	$119,953	$128,012	$138,042	$122,589

Average net assets (in thousands)	$120,320	$127,487	$133,527	$122,558	$136,771

Ratios to average net assets:[4,5]
Net investment income	0.50%	0.66%	0.78%	1.37%	1.39%
Expenses excluding interest and fees from borrowings	0.84%	0.84%	0.81%	0.77%	0.75%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	0.84%	0.84%	0.81%	0.77%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.76%	0.73%	0.75%

Portfolio turnover rate	8%	15%	9%	28%[8]	21%[8]

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.46%
Year Ended January 30, 2015	1.46%
Year Ended January 31, 2014	1.48%
Year Ended January 31, 2013	1.45%
Year Ended January 31, 2012	1.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

23 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$12.25	$11.65	$10.38	$9.35	$9.76

Income (loss) from investment operations:
Net investment income[2]	0.14	0.17	0.17	0.16	0.19
Net realized and unrealized gain (loss)	(0.66)	0.59	1.30	1.04	(0.36)

Total from investment operations	(0.52)	0.76	1.47	1.20	(0.17)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.16)	(0.20)	(0.17)	(0.24)

Net asset value, end of period	$11.51	$12.25	$11.65	$10.38	$9.35

Total Return, at Net Asset Value[3]	(4.34)%	6.52%	14.07%	12.92%	(1.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,762	$30,551	$9,416	$7,830	$11,742

Average net assets (in thousands)	$33,137	$17,424	$8,437	$11,661	$12,392

Ratios to average net assets:[4,5]
Net investment income	1.14%	1.35%	1.48%	1.69%	2.02%
Expenses excluding interest and fees from borrowings	0.35%	0.35%	0.30%	0.21%	0.20%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.35%	0.35%	0.30%	0.21%	0.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.31%	0.31%	0.25%	0.17%	0.20%

Portfolio turnover rate	8%	15%	9%	28%[8]	21%[8]

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	0.97%
Year Ended January 30, 2015	0.97%
Year Ended January 31, 2014	0.97%
Year Ended January 31, 2013	0.89%
Year Ended January 31, 2012	0.90%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

24 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

25 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and

26 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

2. Significant Accounting Policies (Continued)

applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$18,204,954	$—	$408,999,104	$264,856,937

1. At period end, the Fund had $408,999,104 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$187,969,889
2019	221,029,215

Total	$408,999,104

2. During the reporting period, the Fund utilized $119,033,945 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $178,107,209 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$3,721,188	$3,721,188

The tax character of distributions paid during the reporting periods:

27 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended January 31, 2016	Year Ended January 31, 2015
Distributions paid from:
Ordinary income	$31,029,291	$18,892,156

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,015,519,039

Gross unrealized appreciation	$319,973,207
Gross unrealized depreciation	(55,116,270)

Net unrealized appreciation	$264,856,937

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for

28 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

3. Securities Valuation (Continued)

determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

29 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$2,163,565,485	$116,810,491	$—	$2,280,375,976

Total Assets	$2,163,565,485	$116,810,491	$—	$2,280,375,976

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

30 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

4. Investments and Risks (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. Certain Underlying Funds in which the Fund invests are mutual funds registered under the Investment Company Act of 1940, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”), Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 3.5% of Master Loan, 9.3% of Master Event-Linked Bond and 30.9% of Master Inflation Protected Securities at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

31 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 29, 2016[1]		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount
Class A
Sold	20,695,042	$256,527,542	21,273,960	$258,593,140
Dividends and/or distributions reinvested	1,989,569	23,775,353	1,283,903	15,856,195
Redeemed	(20,240,796)	(249,812,083)	(20,534,918)	(250,035,563)

Net increase	2,443,815	$30,490,812	2,022,945	$24,413,772

Class B
Sold	112,946	$1,378,897	151,967	$1,816,304
Dividends and/or distributions reinvested	33,843	400,365	993	12,112
Redeemed	(4,378,333)	(53,588,425)	(6,299,938)	(75,178,337)

Net decrease	(4,231,544)	$(51,809,163)	(6,146,978)	$(73,349,921)

32 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended January 29, 2016[1]		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount
Class C
Sold	6,949,000	$84,000,049	7,311,859	$86,714,752
Dividends and/or distributions reinvested	364,700	4,270,634	130,990	1,584,959
Redeemed	(7,443,168)	(89,884,724)	(7,940,734)	(94,213,635)

Net decrease	(129,468)	$(1,614,041)	(497,885)	$(5,913,924)

Class R2
Sold	1,679,503	$20,548,618	1,345,393	$16,205,498
Dividends and/or distributions reinvested	116,758	1,388,248	68,727	844,652
Redeemed	(2,139,749)	(26,156,389)	(2,640,833)	(31,875,341)

Net decrease	(343,488)	$(4,219,523)	(1,226,713)	$(14,825,191)

Class Y
Sold	1,645,923	$20,523,625	1,965,577	$24,274,066
Dividends and/or distributions reinvested	58,545	706,636	21,238	265,049
Redeemed	(828,998)	(10,201,180)	(301,391)	(3,706,337)

Net increase	875,470	$11,029,081	1,685,424	$20,832,778

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$234,999,062	$205,989,187

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.57%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Asset Allocation Fees. The Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion.

33 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,958
Accumulated Liability as of January 29, 2016	82,333

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

34 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

January 29, 2016	$1,169,895	$778	$85,344	$54,566	$68

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed

35 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This waiver and/or reimbursement may be modified or terminated as set forth according to the terms in the prospectus.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager waived fees and/or reimbursed the Fund $986,237. This waiver and/or reimbursement may be terminated at anytime.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

36 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

10. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

37 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Active Allocation Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 29, 2016, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Allocation Fund as of January 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 24, 2016

38 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 64.05% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,532,261 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $4,945,813 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $1,107,103 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $8,202,261 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

40 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Caleb Wong and Dokyoung Lee, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund invests (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmark or market indices and to the performance of other retail funds in the world allocation category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the expenses borne by the Fund. The Adviser does not charge a management fee to the Fund; however, the Adviser collects indirect management fees from the Fund’s Underlying Funds as well as an additional asset allocation management fee. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world allocation funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commission, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares, 1.70% for Class R shares, and 1.20% for Class Y shares as calculated on the daily net assets of the Fund. After discussions with the Board, the Adviser has also agreed to contractually waive fees and/or reimburse

41 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable fee waivers and/or expense reimbursements that apply. The Adviser is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. These contractual fee waivers and/or expense reimbursements may be amended or withdrawn at any time without prior notice to the shareholders. The Board noted that the Fund was charged no direct traditional management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct management fees. The Board also noted that the Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Board noted that the Fund currently has asset allocation fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

42 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Source

Oppenheimer Portfolio Series: Active Allocation Fund	12/22/15	50.2%	49.8%	0.0%

44 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002- 2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain

45 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Matthew P. Fink, Continued	Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds

46 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Elizabeth Krentzman, Continued	since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privatelyheld nfinancial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002- 2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary

47 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Joanne Pace, Continued	assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of

48 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Arthur P. Steinmetz, Continued	the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee,Wong, Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	CIO Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (1994-2013) as an Investment Director of Dynamic Asset Allocation (2010-2013), Head of North American Blend Team (2009-2010), and Senior Portfolio Manager of Blend Strategies (2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994- 1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Caleb Wong Vice President (since 2005) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer

49 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Cynthia Lo Bessette, Continued	(April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006- June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

50 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc.   All rights reserved.

51 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

53 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

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54       OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

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55       OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OppenheimerFunds®

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to Invest

Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

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Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	MSCI World Index
1-Year	-4.78%	-10.26%	-0.67%	-5.08%
5-Year	5.51	4.27	10.91	5.80
10-Year	3.97	3.35	6.48	3.88

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*January 29, 2016, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

2 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Performance Discussion

In a volatile market environment, the Fund’s Class A shares (without sales charge) produced a total return of -4.78%. On a relative basis, the Fund underperformed the S&P 500 Index’s return of -0.67%, but outperformed the MSCI World Index’s return of -5.08%.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes, particularly over the second half of 2015 and January 2016. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities.

FUND REVIEW

In this environment, the Fund’s allocation to both domestic equity and foreign equity funds experienced declines. Although the Fund’s overall allocation to foreign equity funds produced a negative return, it received a positive contribution from Oppenheimer International Small-Mid Company Fund, which had a positive return and significantly outperformed the negative return of its benchmark, the MSCI All Country World ex-U.S. SMID Index. This underlying fund outperformed its benchmark in eight out of ten sectors, led by health care, information technology, industrials and consumer discretionary. The Fund’s other foreign equity holdings produced negative absolute results: Oppenheimer International Growth Fund, Oppenheimer International Value Fund and Oppenheimer Developing Markets Fund. However, they each outperformed their respective benchmarks during the reporting period (the MSCI AC World ex-U.S. Index for

Mark Hamilton Portfolio Manager

Oppenheimer International Growth Fund and Oppenheimer International Value Fund, and the MSCI Emerging Markets Index for Oppenheimer Developing Markets Fund).

Among domestic equity funds, Oppenheimer Value Fund was the most significant detractor from performance. Oppenheimer Value Fund experienced declines, but performed roughly in line with its benchmark, the Russell 1000 Value Index. Value stocks generally underperformed growth stocks during the reporting period, as investors were willing to pay a premium for companies that exhibit higher-than-average growth. Oppenheimer Capital Appreciation Fund, Oppenheimer Main Street Mid Cap Fund and Oppenheimer Main Street Small Cap Fund also experienced declines. On a relative basis, Oppenheimer Capital Appreciation Fund and Oppenheimer Main Street Mid Cap Fund underperformed their respective benchmarks, the S&P 500 Index and the Russell 1000 Growth Index for Oppenheimer Capital Appreciation Fund and the Russell Midcap Index for Oppenheimer Main Street Mid Cap Fund. Oppenheimer Main Street Small Cap Fund outperformed its benchmark, the Russell 2000 Index.

Dokyoung Lee, CFA Portfolio Manager

4 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Top Holdings and Allocations*

ASSET CLASS ALLOCATION

Foreign Equity Funds	50.3%
Domestic Equity Funds	49.7

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on the total market value of investments.

TOP HOLDINGS

Oppenheimer Value Fund, Cl. I	21.6%
Oppenheimer Capital Appreciation Fund, Cl. I	20.8
Oppenheimer International Growth Fund, Cl. I	20.6
Oppenheimer International Value Fund, Cl. I	16.9
Oppenheimer International Small-Mid Company Fund, Cl. I	7.0
Oppenheimer Developing Markets Fund, Cl. I	5.9
Oppenheimer Main Street Mid Cap Fund, Cl. I	4.0
Oppenheimer Main Street Small Cap Fund, Cl. I	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on net assets. For more current Top Fund holdings, please visit oppenheimerfunds.com.

*January 29, 2016, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements.

5 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	-4.78%	5.51%	3.97%
Class B (OBAIX)	4/5/05	-5.52	4.69	3.46
Class C (OCAIX)	4/5/05	-5.51	4.73	3.18
Class R (ONAIX)	4/5/05	-5.02	5.27	3.74
Class Y (OYAIX)	4/5/05	-4.53	5.84	4.37

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	-10.26%	4.27%	3.35%
Class B (OBAIX)	4/5/05	-10.24	4.35	3.46
Class C (OCAIX)	4/5/05	-6.45	4.73	3.18
Class R (ONAIX)	4/5/05	-5.02	5.27	3.74
Class Y (OYAIX)	4/5/05	-4.53	5.84	4.37

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The MSCI World Index is designed to measure the equity market performance of developed markets. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

6 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$ 1,000.00	$ 889.40	$ 2.26
Class B	1,000.00	886.20	5.76
Class C	1,000.00	885.80	5.75
Class R	1,000.00	888.20	3.40
Class Y	1,000.00	890.30	1.08

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.54	2.42
Class B	1,000.00	1,018.85	6.16
Class C	1,000.00	1,018.85	6.16
Class R	1,000.00	1,021.34	3.63
Class Y	1,000.00	1,023.78	1.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.48%
Class B	1.22
Class C	1.22
Class R	0.72
Class Y	0.23

9 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS January 29, 2016*

	Shares	Value
Investment Companies—100.1%[1]
Domestic Equity Funds—49.7%
Oppenheimer Capital Appreciation Fund, Cl. I	2,920,033	$157,156,160
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,234,906	30,082,299
Oppenheimer Main Street Small Cap Fund, Cl. I	2,213,939	24,641,139
Oppenheimer Value Fund, Cl. I	5,591,160	162,702,761
		374,582,359
Foreign Equity Funds—50.4%
Oppenheimer Developing Markets Fund, Cl. I	1,574,892	44,490,695
Oppenheimer International Growth Fund, Cl. I	4,541,712	155,054,040
Oppenheimer International Small-Mid Company Fund, Cl. I	1,505,837	52,418,191
Oppenheimer International Value Fund, Cl. I	7,817,841	127,274,455
		379,237,381

Total Investments, at Value (Cost $606,180,919)	100.1%	753,819,740
Net Other Assets (Liabilities)	(0.1)	(868,788)
Net Assets	100.0%	$752,950,952

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016 [a]
Oppenheimer Capital Appreciation Fund, Cl. I	2,671,462	451,795	203,224	2,920,033
Oppenheimer Developing Markets Fund, Cl. I	1,637,489	131,664	194,261	1,574,892
Oppenheimer International Growth Fund, Cl. I	4,654,096	311,238	423,622	4,541,712
Oppenheimer International Small-Mid Company Fund, Cl. Ib	1,543,634	69,658	107,455	1,505,837
Oppenheimer International Value Fund, Cl. I	8,032,562	532,223	746,944	7,817,841
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,127,978	196,250	89,322	1,234,906
Oppenheimer Main Street Small Cap Fund, Cl. I	2,260,971	123,061	170,093	2,213,939
Oppenheimer Value Fund, Cl. I	5,680,940	355,369	445,149	5,591,160

10 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Ic	$157,156,160	$—	$2,694,102
Oppenheimer Developing Markets Fund, Cl. I	44,490,695	468,332	971,823
Oppenheimer International Growth Fund, Cl. I	155,054,040	2,112,384	2,697,451
Oppenheimer International Small-Mid Company Fund, Cl. Ib	52,418,191	210,118	952,078
Oppenheimer International Value Fund, Cl. I	127,274,455	1,468,172	1,134,268
Oppenheimer Main Street Mid Cap Fund, Cl. Id	30,082,299	263,752	299,077
Oppenheimer Main Street Small Cap Fund, Cl. I	24,641,139	200,088	(16,967)
Oppenheimer Value Fund, Cl. I	162,702,761	2,868,994	3,323,573

Total	$753,819,740	$7,591,840	$12,055,405

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Prior to December 29, 2015, the Fund was named Oppenheimer International Small Company Fund.

c. This Fund distributed realized gains of $19,381,020.

d. This Fund distributed realized gains of $3,455,471.

See accompanying Notes to Financial Statements.

11 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161

Assets
Investments, at value—see accompanying statement of investments — affiliated companies (cost $606,180,919)	$753,819,740

Receivables and other assets:
Shares of beneficial interest sold	415,867
Other	35,155

Total assets	754,270,762

Liabilities
Bank overdraft	666,120

Payables and other liabilities:
Shares of beneficial interest redeemed	397,545
Distribution and service plan fees	156,385
Trustees’ compensation	44,804
Investments purchased	22,902
Shareholder communications	7,060
Other	24,994

Total liabilities	1,319,810

Net Assets	$752,950,952

Composition of Net Assets
Par value of shares of beneficial interest	$54,172

Additional paid-in capital	611,650,834

Accumulated net investment income	2,911,760

Accumulated net realized loss on investments	(9,304,635)

Net unrealized appreciation on investments	147,638,821

Net Assets	$752,950,952

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

12 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $492,539,259 and 35,214,650 shares of beneficial interest outstanding)	$13.99
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.84

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,863,896 and 1,889,008 shares of beneficial interest outstanding)	$13.69

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $172,605,236 and 12,644,652 shares of beneficial interest outstanding)	$13.65

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,158,399 and 2,944,255 shares of beneficial interest outstanding)	$13.98

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $20,784,162 and 1,479,275 shares of beneficial interest outstanding)	$14.05

See accompanying Notes to Financial Statements.

13 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 29, 20161

Investment Income
Dividends — affiliated companies	$7,591,840

Interest	844

Total investment income	7,592,684

Expenses
Distribution and service plan fees:
Class A	1,308,440
Class B	358,576
Class C	1,885,662
Class R	240,579

Transfer and shareholder servicing agent fees:
Class A	1,171,983
Class B	79,069
Class C	415,779
Class R	106,002
Class Y	48,895

Shareholder communications:
Class A	16,240
Class B	2,317
Class C	4,785
Class R	761
Class Y	118

Trustees’ compensation	12,800

Custodian fees and expenses	11,047

Borrowing fees	7,270

Other	42,670

Net expenses	5,712,993

Net Investment Income	1,879,691

Realized and Unrealized Gain (Loss)
Net realized gain on investments from affiliated companies	12,055,405
Distributions received from affiliated companies	22,836,491

Net realized gain	34,891,896

Net change in unrealized appreciation/depreciation on investments	(76,417,991)

Net Decrease in Net Assets Resulting from Operations	$(39,646,404)

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]

Operations
Net investment income	$1,879,691	$4,053,813

Net realized gain	34,891,896	62,630,412

Net change in unrealized appreciation/depreciation	(76,417,991)	(28,393,117)

Net increase (decrease) in net assets resulting from operations	(39,646,404)	38,291,108

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,723,531)	(3,971,964)
Class B	(59,463)	—
Class C	(935,615)	(115,798)
Class R2	(422,436)	(237,438)
Class Y	(332,338)	(219,885)

	(8,473,383)	(4,545,085)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	11,464,024	10,890,555
Class B	(17,635,431)	(22,027,706)
Class C	(3,510,477)	1,770,607
Class R2	(5,508,573)	(5,579,727)
Class Y	1,604,477	(539,078)

	(13,585,980)	(15,485,349)

Net Assets
Total increase (decrease)	(61,705,767)	18,260,674

Beginning of period	814,656,719	796,396,045

End of period (including accumulated net investment income of $2,911,760 and $8,367,622, respectively)	$752,950,952	$814,656,719

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 31, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.87	$14.28	$12.30	$10.62	$11.17

Income (loss) from investment operations:
Net investment income[2]	0.07	0.11	0.12	0.11	0.09
Net realized and unrealized gain (loss)	(0.76)	0.60	1.97	1.66	(0.56)

Total from investment operations	(0.69)	0.71	2.09	1.77	(0.47)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.12)	(0.11)	(0.09)	(0.08)

Net asset value, end of period	$13.99	$14.87	$14.28	$12.30	$10.62

Total Return, at Net Asset Value[3]	(4.78)%	4.99%	16.95%	16.73%	(4.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$492,539	$513,521	$482,285	$388,790	$335,138

Average net assets (in thousands)	$533,833	$519,483	$442,886	$350,996	$343,680

Ratios to average net assets:[4]
Net investment income	0.45%	0.72%	0.88%	0.99%	0.82%
Expenses excluding interest and fees from borrowings	0.48%	0.48%	0.48%	0.47%	0.48%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.48%	0.48%	0.48%	0.47%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.48%	0.47%	0.47%	0.48%

Portfolio turnover rate	8%	10%	6%	17%	5%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.16%
Year Ended January 30, 2015	1.17%
Year Ended January 31, 2014	1.23%
Year Ended January 31, 2013	1.22%
Year Ended January 31, 2012	1.25%

See accompanying Notes to Financial Statements.

16 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class B	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.52	$13.93	$12.01	$10.37	$10.91

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)	(0.02)	(0.02)	0.00	(0.01)
Net realized and unrealized gain (loss)	(0.73)	0.61	1.94	1.64	(0.53)

Total from investment operations	(0.80)	0.59	1.92	1.64	(0.54)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	0.00	0.00	0.00	0.00

Net asset value, end of period	$13.69	$14.52	$13.93	$12.01	$10.37

Total Return, at Net Asset Value[3]	(5.52)%	4.24%	15.99%	15.82%	(4.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,864	$44,518	$63,602	$72,843	$81,718

Average net assets (in thousands)	$35,961	$55,111	$68,259	$75,680	$87,253

Ratios to average net assets:[4]
Net investment income (loss)	(0.44)%	(0.14)%	(0.12)%	0.03%	(0.06)%
Expenses excluding interest and fees from borrowings	1.23%	1.23%	1.25%	1.30%	1.32%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.23%	1.23%	1.25%	1.30%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.23%	1.24%	1.30%	1.32%

Portfolio turnover rate	8%	10%	6%	17%	5%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.91%
Year Ended January 30, 2015	1.92%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	2.05%
Year Ended January 31, 2012	2.09%

See accompanying Notes to Financial Statements.

17 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.52	$13.94	$12.02	$10.38	$10.92

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.00	0.02	0.02	0.01
Net realized and unrealized gain (loss)	(0.75)	0.59	1.92	1.63	(0.55)

Total from investment operations	(0.80)	0.59	1.94	1.65	(0.54)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.01)	(0.02)	(0.01)	0.00

Net asset value, end of period	$13.65	$14.52	$13.94	$12.02	$10.38

Total Return, at Net Asset Value[3]	(5.51)%	4.22%	16.11%	15.91%	(4.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,605	$186,923	$177,813	$150,848	$136,229

Average net assets (in thousands)	$189,362	$189,422	$164,340	$139,727	$140,831

Ratios to average net assets:[4]
Net investment income (loss)	(0.31)%	(0.02)%	0.12%	0.22%	0.08%
Expenses excluding interest and fees from borrowings	1.23%	1.22%	1.23%	1.21%	1.23%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.23%	1.22%	1.23%	1.21%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.22%	1.22%	1.21%	1.23%

Portfolio turnover rate	8%	10%	6%	17%	5%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.91%
Year Ended January 30, 2015	1.91%
Year Ended January 31, 2014	1.98%
Year Ended January 31, 2013	1.96%
Year Ended January 31, 2012	2.00%

See accompanying Notes to Financial Statements.

18 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class R	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.86	$14.25	$12.27	$10.59	$11.13

Income (loss) from investment operations:
Net investment income[2]	0.03	0.06	0.06	0.07	0.06
Net realized and unrealized gain (loss)	(0.77)	0.62	1.99	1.67	(0.55)

Total from investment operations	(0.74)	0.68	2.05	1.74	(0.49)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.07)	(0.07)	(0.06)	(0.05)

Net asset value, end of period	$13.98	$14.86	$14.25	$12.27	$10.59

Total Return, at Net Asset Value[3]	(5.02)%	4.77%	16.68%	16.43%	(4.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,159	$49,122	$52,433	$53,846	$60,029

Average net assets (in thousands)	$48,259	$52,717	$54,751	$55,283	$66,834

Ratios to average net assets:[4]
Net investment income	0.19%	0.43%	0.46%	0.62%	0.58%
Expenses excluding interest and fees from borrowings	0.73%	0.73%	0.71%	0.69%	0.68%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.73%	0.73%	0.71%	0.69%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.73%	0.70%	0.69%	0.68%

Portfolio turnover rate	8%	10%	6%	17%	5%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	1.41%
Year Ended January 30, 2015	1.42%
Year Ended January 31, 2014	1.46%
Year Ended January 31, 2013	1.44%
Year Ended January 31, 2012	1.45%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.94	$14.34	$12.35	$10.66	$11.21

Income (loss) from investment operations:
Net investment income[2]	0.11	0.15	0.16	0.15	0.13
Net realized and unrealized gain (loss)	(0.77)	0.60	1.98	1.68	(0.56)

Total from investment operations	(0.66)	0.75	2.14	1.83	(0.43)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.15)	(0.15)	(0.14)	(0.12)

Net asset value, end of period	$14.05	$14.94	$14.34	$12.35	$10.66

Total Return, at Net Asset Value[3]	(4.53)%	5.24%	17.27%	17.20%	(3.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,784	$20,573	$20,263	$15,778	$13,815

Average net assets (in thousands)	$22,268	$20,881	$17,842	$14,008	$14,243

Ratios to average net assets:[4]
Net investment income	0.71%	1.00%	1.21%	1.35%	1.21%
Expenses excluding interest and fees from borrowings	0.23%	0.23%	0.18%	0.08%	0.12%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.23%	0.23%	0.18%	0.08%	0.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.23%	0.23%	0.17%	0.08%	0.12%

Portfolio turnover rate	8%	10%	6%	17%	5%

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended January 29, 2016	0.91%
Year Ended January 30, 2015	0.92%
Year Ended January 31, 2014	0.93%
Year Ended January 31, 2013	0.83%
Year Ended January 31, 2012	0.89%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek capital appreciation. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

21 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

22 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$2,955,407	$6,092,345	$—	$132,241,844

1. During the reporting period, the Fund utilized $29,335,607 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund utilized $51,876,172 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments[3]
$661,878	$1,137,830	$1,799,708

3. $661,878, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

23 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended January 31, 2016	Year Ended January 31, 2015
Distributions paid from:
Ordinary income	$8,473,383	$4,545,085

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$621,577,896

Gross unrealized appreciation	$134,655,537
Gross unrealized depreciation	(2,413,693)

Net unrealized appreciation	$132,241,844

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

24 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

25 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$753,819,740	$—	$—	$753,819,740

Total Assets	$753,819,740	$—	$—	$753,819,740

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

26 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 29, 2016[1]		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount
Class A
Sold	6,684,379	$102,316,889	6,451,572	$97,123,171
Dividends and/or distributions reinvested	445,252	6,607,547	256,798	3,913,613
Redeemed	(6,438,572)	(97,460,412)	(5,966,782)	(90,146,229)

Net increase	691,059	$11,464,024	741,588	$10,890,555

Class B
Sold	30,812	$468,781	56,933	$827,328
Dividends and/or distributions reinvested	4,075	59,250	—	—
Redeemed	(1,212,636)	(18,163,462)	(1,555,183)	(22,855,034)

Net decrease	(1,177,749)	$(17,635,431)	(1,498,250)	$(22,027,706)

27 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended January 29, 2016[1]		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount
Class C
Sold	2,039,551	$30,401,171	2,259,508	$33,142,628
Dividends and/or distributions reinvested	63,900	926,549	7,694	114,550
Redeemed	(2,335,342)	(34,838,197)	(2,146,418)	(31,486,571)

Net increase (decrease)	(231,891)	$(3,510,477)	120,784	$1,770,607

Class R2
Sold	629,802	$9,608,036	477,389	$7,186,704
Dividends and/or distributions reinvested	28,012	415,702	15,201	231,513
Redeemed	(1,019,845)	(15,532,311)	(864,728)	(12,997,944)

Net decrease	(362,031)	$(5,508,573)	(372,138)	$(5,579,727)

Class Y
Sold	289,435	$4,511,592	265,706	$4,007,006
Dividends and/or distributions reinvested	22,126	329,681	14,261	218,196
Redeemed	(209,247)	(3,236,796)	(316,083)	(4,764,280)

Net increase (decrease)	102,314	$1,604,477	(36,116)	$(539,078)

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

2. Effective July 31, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$72,316,246	$69,488,713

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.63%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

28 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	2,397
Accumulated Liability as of January 29, 2016	16,512

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

29 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

January 29, 2016	$516,438	$274	$29,759	$14,419	$116

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

30 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

31 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Equity Investor Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 29, 2016, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Investor Fund as of January 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 24, 2016

32 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $8,729,672 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $8,348 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $619,684 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $4,595,441 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

33 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

34 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton and Dokyoung Lee, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund invests (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmark or market indices and to the performance of other retail funds in the world stock category. The Board noted that the Fund’s three-year and five-year performance was better than its category median although its one-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the expenses borne by the Fund. The Adviser does not charge a management fee to the Fund; however, the Adviser collects indirect management fees from the Fund’s Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world stock funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commission, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares, 1.70% for Class R shares, and 1.20% for Class Y shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended

35 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

or withdrawn at any time without prior notice to shareholders. The Board noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct management fees. The Board also noted that the Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Fund currently does not charge a management fee.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

36 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Portfolio Series: Equity Investor Fund	12/22/15	35.9%	64.1%	0.0%

38 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005- 2008), Managing Director, Head of National Accounts (2004- 2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of

39 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Matthew P. Fink, Continued	ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the

40 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Elizabeth Krentzman, Continued	Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010).Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member

41 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Joanne Pace, Continued	(December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since

42 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Daniel Vandivort, Continued	2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	CIO Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (1994-2013) as an Investment Director of Dynamic Asset Allocation (2010-2013), Head of North American Blend Team (2009-2010), and Senior Portfolio Manager of Blend Strategies (2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of

43 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS AS OF 3/1/16 Unaudited / Continued

Dokyoung Lee, Continued	Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

44 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc.   All rights reserved.

45 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

46 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

47 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $83,000 in fiscal 2016 and $79,800 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $675,140 in fiscal 2016 and $970,608 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, company reorganization, audit scope changes and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $521,665 in fiscal 2016 and $550,189 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,196,805 in fiscal 2016 and $1,520,797 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016